As filed with the Securities and Exchange Commission on May 16, 2022

  Securities Act File No. 333-[         ]

1940 Act File No. 811-23804

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

 Check appropriate box or boxes

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ____________

☐ Post-Effective Amendment No. ____________

and/or

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Amendment No. ____________

Tailwind Endowment Alternatives Fund

(Exact Name of Registrant as Specified in Charter)

8510 Colonnade Center Drive, Suite 150
Raleigh, North Carolina 27615
(Address of Principal Executive Offices)

(919) 846-2324
(Registrant’s Telephone Number)

David B. Perkins

Tailwind Investment Partners, LP
8510 Colonnade Center Drive, Suite 150
Raleigh, North Carolina 27615
(Name and Address of Agent for Service)

Copy to:

Joshua D. Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
OF THIS REGISTRATION STATEMENT.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____ .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 16, 2022

PROSPECTUS

Tailwind Endowment Alternatives Fund

Class D Shares
Class R Shares
Class I Shares

Tailwind Endowment Alternatives Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company that seeks to provide immediate exposure to a complete alternative investment solution.

The Fund’s investment objective is to generate attractive long-term capital appreciation and current income through Quarterly Income Distributions.

Through the Fund, eligible investors have the ability to invest like an endowment by gaining immediate exposure to a highly diversified portfolio of alternative investments, predominantly private investments and to a lesser degree hedged investments.

The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. GENERAL RISKS INVESTMENT RELATED RISKS BUSINESS AND STRUCTURE RELATED RISKS ANAGEMENT RELATED RISKS LIMITS OF RISKS DISCLOSURE.

	Class D Shares	Class R Shares	Class I Shares	Total
Public Offering Price(1)	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value	$[ ]
Sales Load(2)	None	3.50%	None	$[ ]
Proceeds to the Fund (Before Expenses)(3)	Current Net Asset Value	Current Net Asset Value, less applicable Sales Load	Current Net Asset Value	Up to $[ ]

(1)	Tailwind Capital Distributors, LLC (the “Distributor) acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. Generally, the stated minimum investment and subsequent investment amounts by an investor in the Fund is $1,000,000 and $5,000 with respect to Class D Shares, $25,000 and $5,000 with respect to Class R Shares, and $25,000 and $5,000 with respect to Class I Shares, which stated minimums may be reduced for certain investors.
(2)	Investments in Class R Shares may be subject to a Sales Load of up to 3.50% of the investment. For some investors, a Sales Load may be waived or reduced (in whole or in part). The full amount of the Sales Load may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase shares of the Fund.
(3)	Assumes all shares currently registered are sold in the offering. Shares will be offered in a continuous offering at the Fund’s then current net asset value, plus any applicable Sales Load, as described herein. The Fund will bear its organizational costs of approximately $[ ]. The Fund has additionally incurred offering costs of approximately $[ ]. The Fund’s offering costs, whether borne by Tailwind Investment Partners, LP (the “Adviser”) or the Fund, are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date (as defined below). The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “FUND EXPENSES.”

This prospectus (the “Prospectus”) applies to the offering of three separate classes of shares of beneficial interests (“Shares”) in the Fund, designated as Class D Shares, Class R Shares and Class I Shares. The Fund’s Shares will generally be offered on the first business day of each month at the net asset value per Share on that day. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “ELIGIBLE INVESTORS.”

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust dated [     ] (the “Agreement and Declaration of Trust”). A copy of the Agreement and Declaration of Trust is attached as Appendix A to this Prospectus.

Shares are speculative and illiquid securities involving substantial risk of loss.

●	Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

●	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

There are risks associated with the Fund’s distribution sources.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

No Prior History. The Fund has no operating history and the shares have no history of public trading.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [    ], has been filed with the SEC. You can request a copy of the SAI and annual and semi-annual reports of the Fund without charge by writing to the Fund, c/o UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at 1-800-504-9070. The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THE FUND’S PRINCIPAL UNDERWRITER IS TAILWIND CAPITAL DISTRIBUTORS, LLC.

As permitted by SEC regulations, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, (http://www.tailwindinvestmentpartners.com/ endowment-alternatives-fund). Each time a report is posted you will be notified by mail with a website link to access the report.

If you hold shares directly with the transfer agent, you may elect to receive shareholder reports and all other communications from the Fund electronically, by writing the Fund, c/o UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212 or by calling toll-free at 1-800-504-9070. If you own shares through a financial intermediary (such as a broker-dealer of bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary, that you wish to receive paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

The date of this Prospectus is [     ], 2022

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the Agreement and Declaration of Trust.

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 17, 2022.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class D Shares, Class R Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund intends to apply to receive an exemptive order from the Securities and Exchange Commission (the “SEC”) with respect to the Fund’s multi-class structure.

Investment Objective and Strategies

The Fund’s investment objective is to generate attractive long-term capital appreciation and current income through Quarterly Income Distributions.

The Fund seeks to accomplish its investment objective by investing in a diversified portfolio of alternative investments, predominantly private investments and to a lesser degree hedged investments (together, the “Fund Investments”).

The Fund's private investments ("Private Investments") are expected to include the following private investment strategies:

        ●      Private Equity

              ●    Venture Capital

              ●    Growth Capital

              ●    Buyouts

        ●      Private Real Estate

        ●      Private Enegry and Natural Resources

        ●      Private Credit

The Fund’s exposure to the above “Private Investment Strategies” is implemented through the use of four different private investment types (“Private Investment Types”) which include:

●      “Secondary Investments” by purchasing existing interest in private investment funds (“Private Investment Funds);

●      “Primary Investments” by making commitments for interest in new Private Investment Funds, including, without limitation, fund-of-funds, each of which are managed by third-party managers (“Private Investment Managers”);

●      “Direct Investments and Co-Investments” in equity and/or debt investments of operating companies; and

●      “Publicly Traded Private Investments” by investing in publicly traded private investment companies, funds or other investment vehicles.

The Fund’s hedged investments ("Hedged Investments") exposure is implemented through hedged investment funds (“Hedged Investment Funds”) managed by third-party managers (“Hedged Investment Managers”) which are expected to include the following “Hedged Investment Strategies”:

●      Relative Value;

●      Event Driven;

●      Marco; and

●      Long/Short Equity

Subject to applicable law and regulation, the Fund may gain investment exposure to Fund Investments indirectly through special purpose vehicles or pooled investment vehicles managed by the Adviser, or any of its affiliates or third parties.

Quarterly Income Distributions

Beginning the third quarter 2023, at the Board’s discretion, the Fund intends to begin authorizing and declare quarterly dividend distributions to the extent the Fund has material net investment income available for distributions (investment income, capital gains and return of capital, the “Quarterly Income Distributions”).

Risk Factors	An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “RISKS”

Management	The Fund’s Board of Trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. See “MANAGEMENT OF THE FUND—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser	Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), Tailwind Investment Partners, LP (formerly, Hatteras Funds, LP), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”). The Adviser was organized as a limited liability company under the laws of the State of Delaware on September 30, 2013.

Fund Administration

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $[    ]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date (as defined below) and are not expected to exceed $[    ]. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Advisory Fee. The Fund pays the Adviser an investment advisory fee (the “Investment Advisory Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Fund pays the Adviser a monthly Investment Advisory Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund's net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been called for investment. The Investment Advisory Fee is paid to the Adviser out of Fund's assets, and thus reduces the net profits or increases the net losses of the Fund. The Investment Advisory Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See “INVESTMENT ADVISORY FEE.” The Fund also reimburses the Adviser for certain out-of-pocket expenses.

Incentive Fee. At the end of each calendar quarter (and at certain other times), the Adviser will also be entitled to receive an additional amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. See “Incentive Fee.”

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid an annual fee calculated based upon the average net asset value of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency and custodian services. See “ADMINISTRATION.”

Distribution and Servicing Fee. The Fund intends to apply for an exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class R Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class R Shares and up to 0.40% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing Fee. See “DISTRIBUTION AND SERVICE PLAN”.

Distributions	As required in connection with the Fund’s intention to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute substantially all of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

Eligible Investors	Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as a “qualified client” and an “accredited investor” are set forth in the subscription documents that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to the Fund, c/o UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212. See “CERTAIN TAX CONSIDERATIONS—Taxation of Non-U.S. Shareholders.”

To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.

Purchasing Shares	The minimum initial investment in the Fund for Class D Shares is $1,000,000, and the minimum initial investment for Class R Shares and Class I Shares is $25,000, respectively, and the minimum additional investment is $5,000, except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions are not less than $1,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Investments in Class R Shares of the Fund are sold subject to a Sales Load of up to 3.50% of the investment. For some investors, the Sales Load may be waived or reduced. No Sales Load may be charged without the consent of the Distributor. The full amount of the Sales Load may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase shares of the Fund. See “Sales Load.”

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an account with UMB Bank, N.A., the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

The Initial Closing	It is anticipated that the initial closing will occur no later than [ ] (the “Initial Closing Date”). The purchase price of the Shares on the Initial Closing Date will be based on the net asset value per Share as of the date such shares are purchased. Thereafter, the purchase price Shares will also be based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Dividend Reinvestment Plan	The Fund has adopted an “opt out” dividend reinvestment plan (the “DRIP”). Investors that wish to participate in the DRIP will not be required to take any action. A participating investor’s distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s subscription agreement or by notifying the Administrator in writing at Tailwind Endowment Alternatives Fund, c/o UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212. To receive dividend and capital gain distributions, written notice must be received by the Administrator 60 days prior to the distribution record date, for return of capital, written notice is 180 days to begin receiving distributions and 30 days to resume reinvestment of return of capital, or the Shareholder will receive such distributions in shares through the DRIP.

Distribution Election Options	A Shareholder may elect from the following distribution options:

● Reinvest dividends, capital gains and return of capital;
● Reinvest dividends and capital gains; distribute return of capital;
● Reinvest dividends; distribute capital gains and return of capital;
● Distribute dividends, capital gains and return on capital.

Repurchases of Shares	The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on [September 30], 2023 (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each December 31, March 31, June 30 and September 30.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “REPURCHASES OF SHARES.”

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “REPURCHASES OF SHARES.”

Transfer Restrictions	A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF SHARES.”

Taxes	The Fund intends to elect to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize capital gains and dividends and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “CERTAIN TAX CONSIDERATIONS.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders

Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “REPORTS TO SHAREHOLDERS.”

Fiscal and Tax Year

The Fund’s first fiscal year will conclude on March 31, [2023]. Thereafter, the Fund’s fiscal year will be the 12-month period ending on March 31. The Fund’s first taxable year will conclude on September 30, [2023]. Thereafter, the Fund’s taxable year will be the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER FEES	Class D Shares	Class R Shares	Class I Shares
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)(1)	None	3.50%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%

ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)(3)
Investment Advisory Fee(4)	1.50%	1.50%	1.50%
Incentive Fee(5)	[ ]%	[ ]%	[ ]%
Distribution and Servicing Fees(6)	0.00%	1.00%	0.40%
Fees and Interest Payments on Borrowed Funds (7)	[ ]%	[ ]%	[ ]%
Other Expenses(7)	[ ]%	[ ]%	[ ]%
Acquired Fund Fees and Expenses(8)	[ ]%	[ ]%	[ ]%
Total Annual Expenses	[ ]%	[ ]%	[ ]%
Fee Waiver and/or Expense Reimbursement(9)	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)	[ ]%	[ ]%	[ ]%

(1)	Investors in Class R Shares may be charged a Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by each investor depends on the amount invested by each investor in Class R Shares. See “Sales Load.”
(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Class D Shares, Class R Shares, and Class I Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. See “REPURCHASES OF SHARES.”
(3)	Amount assumes estimated average net assets of approximately $[545] million during the following twelve months. [That amount also assumes that the Fund maintains a credit line equal to approximately $30 million, and such line is drawn down by approximately 25% on average.] Actual expenses will depend on the average net assets and the amount of leverage the Fund employs, if any. There can be no assurance that the Fund will reach estimated average net assets of approximately $[545] million during the following twelve months.
(4)	The Fund pays the Adviser a monthly Investment Advisory Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund's net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been called for investment. For purposes of determining. The Investment Advisory Fee payable to the Adviser for any month, the net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Advisory Fee payable to the Adviser for that month. See “INVESTMENT ADVISORY FEE” for additional information. In no event will the Investment Advisory Fee exceed 1.75% as a percentage of the Fund’s net asset value.
(5)	The Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee, that is accrued monthly. Because the Fund has not commenced operations the Incentive Fee has yet to be charged. See “INCENTIVE FEE” for information regarding how the Incentive Fee is calculated.
(6)	The Fund intends to apply for exemptive relief from the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan for Class R Shares and Class I Shares. The Fund may charge a distribution and /or shareholder servicing fee up to a maximum of 1.00% per year on Class R Shares and up to a maximum of 0.40% per year on Class I Shares on an annualized basis of the aggregate net assets of the Fund attributable to such class. The Fund may use these fees, in respect of the relevant class, to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class R Shares or Class I Shares of the Fund. See “DISTRIBUTION AND SERVICE PLAN.”

(7)	Fees and Interest Payments on Borrowed Funds and Other Expenses are estimated for the Fund’s current fiscal year.
(8)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in Fund Investments. Generally, asset-based fees payable will range from 1% to 2% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 10% to 20% of a Private Investment Manager’s or Hedged Investment Manager’s (together, the “Fund Managers”) net profits annually, although it is possible that such amounts may be exceeded for certain Fund Managers. Historically, a substantial majority of the direct investments made by the Adviser and its affiliates on behalf of their clients have been made without any “acquired fees” (i.e., free of the management fees and performance/incentive fees or allocations that are typically charged by Fund Managers). The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Fund Investments that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Fund Investments.
(9)	The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Advisory Fee and the Incentive Fee) do not exceed [1.20]%, [2.20]% and [1.60]% of the average daily net assets of Class D Shares, Class R Shares and Class I Shares, respectively (the “Expense Limit”).] For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations and will automatically renew thereafter for consecutive twelve month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT ADVISORY FEE,” “INCENTIVE FEE,” “ADMINISTRATION,” “CUSTODIAN,” “FUND EXPENSES,” “REPURCHASES OF SHARES” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE

Class D Shares You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year		3 Years		5 Years		10 Years
	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Class R Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Load and a 1.00% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year		3 Years		5 Years		10 Years
	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Class I Shares You Would Pay the Following Expenses Based on the Imposition of a 0.40% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year		3 Years		5 Years		10 Years
	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of any Sales Loads and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments.

Such proceeds will be invested in the Fund’s escrow account prior to the closing of the applicable offering. See “PURCHASING SHARES—Purchase Terms.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete Private Investment transactions (which may be considerable), (ii) because certain Fund Investments selected by the Adviser may provide infrequent opportunities to purchase their securities, (iii) because of the time required for the Private Investment Managers to invest the amounts committed by the Fund and/or (iv) because a prospective Private Investment Fund fails to close.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term securities or money market funds pending the investment of the proceeds of any offering or other available funds pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, to provide for anticipated funding requirements with respect to Private Investment Funds, temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to generate attractive long-term capital appreciation and current income through Quarterly Income Distributions.

To achieve its objective, the Fund invests substantially all of its assets in a highly diversified portfolio of alternative investments, predominantly Private Investments and to a lesser degree Hedged Investments.

The Fund seeks to achieve its investment objective by investing its assets in Fund Investments managed by Fund Managers, with the objective of adding additional Fund Investments as the Fund’s assets grow and the need to diversify among additional Fund Investments increases. The Fund provides diversified exposure to Private Investments for potential return enhancement and Hedged Investments for potential volatility and risk mitigation. Private Investments may include but are not limited to private equity, private real estate, private energy and natural resources, and private credit. Private Investment Types may include, Primary Investments, Secondary Investments, Co-Investment and Direct Investments, and Publicly Traded Private Investments. Hedged Investment Strategies may include, but are not limited to, Long/Short Equity, Relative Value, Event Driven, and Global Macro.

The Fund’s investment objective, investment policies, strategy allocation ranges, strategies and restrictions of the Fund, are non-fundamental and may be changed by the Board without the approval of the Shareholders. Except as otherwise stated in this Prospectus or the Agreement and Declaration of Trust of a Fund. The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund’s principal investment policies and strategies are discussed below.

Private Investment Strategies

Private Investment Strategies, whether private equity, private credit, private real estate, and private energy and natural resources are investments that are typically made in non-public companies through privately negotiated transactions. Such investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, senior debt, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company.

Private Investment Funds are typically organized as limited partnerships and are the most common vehicles for making Private Investments. In such funds, investors commit capital to the fund during the fund’s fundraising period. The fund manager then makes investments on behalf of the fund, typically according to a pre-defined investment strategy and time horizon. The fund’s investments are usually realized, or “exited” after a two- to six-year holding period through a private sale, an initial public offering (IPO), trade sale or a recapitalization, and the proceeds are distributed to the fund’s investors. The funds themselves typically have a duration of ten to twelve years.

The Private Investments are diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type of investment and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Private Investment assets have increased significantly over the last 35 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for family offices, large pension funds, endowments and other institutional investors to dedicate several percentage points of their overall portfolios to Private Investments.

•	Private Equity is a common term for investing in non-public companies through a privately negotiated transaction. Private equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity Managers seek to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Over time, the Fund will attempt to invest in a group of Private Investment Funds that vary widely in vintage, manager, stage, geography, size, and strategy (growth capital, buyout, venture, mezzanine, etc.), duration, liquidity, and the extent to which the Private Fund Managers take an active role in managing and operating the business. Additionally, it is expected that Private Investment Funds will engage in both Direct Investments and Co-Investments in equity and/or debt investments of operating companies.

Private Equity Financing Stages. In the private equity asset class, “financing stage” is a term used to describe investments in operating companies at a certain stage of development. The different financing stages have distinct risk, return and correlation characteristics, and play different roles within a diversified portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: venture capital, growth capital, buyouts and special situations. These categories may be further subdivided based on the investment strategies that are employed.

•	Venture Capital. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare, or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early stage and late stage) in partnership with other investors.

•	Growth Capital. Investments in relatively mature private companies for expansion, restructuring, entering into a new market territory or product, or a strategic acquisition. Companies financed by growth capital are generally more likely to be more mature than venture capital funded companies, as described above, and are typically able to generate revenue and are profitable. These companies do not have sufficient cash available to fund strategic plans. Growth capital investors will often take a minority interest, used for a strategic expansion such as sales and marketing, plant and equipment, new products and acquisitions. By selling part of the company to a private equity manager, the company owner, usually the founder, does not take on the financial risk alone and can share the risk of growth in exchange for value in the company.

•	Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent the largest portion of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions.

•	Special Situations. Investments that do not fall within the categories above are usually classified as special situations. Such investments encompass a broad range of investment strategies and financial instruments including structured equity, distressed debt, turnarounds and/or other niche strategies. The value drivers and cash flow characteristics of special situations investments are frequently distinct from those of other Private Investments, complementing a buyout and venture capital portfolio.

•	Private Real Estate investing consists generally of investing in Private Investment Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a real estate investment trust (“REIT”) or other Private Investment Funds).

Funds that are private partnerships that invest in real estate typically offer the opportunity to generate high absolute returns, but without the liquidity offered by REITs. These Private Investment Funds will invest mainly in established properties with existing rent and expense schedules or in newly constructed properties with predictable cash flows or in which a seller agrees to provide certain minimum income levels. On occasion, these Private Investment Funds may invest in raw land, which may be acquired for appreciation or development purposes. These Private Investment Funds typically provide their investors with a current yield (generally from rental or lease income on properties) and will often seek to generate capital gains through the sale of properties. However, these Private Investment Funds often do not provide their investors with the right to redeem their investment in the Private Investment Fund, thus the investors only gain liquidity in their investment though the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Private Investment Fund.

Private Real Estate Funds may additionally invest in foreign real estate or real estate-related investments. The Fund will consider the special risks involved in foreign investing before investing in foreign real estate and will not invest unless an underlying Private Investment Manager has exhibited prior expertise in the foreign markets in which it invests.

•	Private Energy and Natural Resources investments consist generally of investing in Private Investment Funds that are private partnerships that make direct investments in private or (sometimes) publicly traded energy companies. The types of companies included within the “energy” sector will include a diverse range of energy industry sectors, including oilfield service and equipment manufacturing sectors; exploration and production; technology, pipelines and storage; and power generation and transmission. Securities issued by private partnerships investing in energy or natural resources may be more illiquid than securities issued by other Private Investment Funds generally, because the partnerships’ underlying energy and natural resources investments may tend to be less liquid than other types of investments. Also, Private Investment Funds in the Private Energy and Natural Resources strategy may invest in other natural resources, such as timberlands, basic metals (e.g., iron, aluminum, and copper), precious metals (e.g., gold, silver, platinum and palladium) and other basic commodities.

•	Private Credit investments generally consist of loans and similar investments made in private companies negotiated directly with the borrower, including senior and/or subordinated debt, unitranche debt, secured and/or unsecured debt. Often as a component of the transaction, preferred or common equity, warrants and other securities offered in connection with such debt. Private Credit also includes alternative lending, including leveraged loans, trade finance, consumer lending, receivable transfers, life settlement and mezzanine and distressed debt either controlled or non-controlled, debtor in position or DIP, turnarounds and special situations.

Private Investment Types

•	Secondary Investments. A Secondary Investment is a privately negotiated purchase of existing interest in private investment funds, normally after the end of the fund’s fundraising period. Secondaries may be private equity, private real estate, private energy and natural resources or private credit.

The private equity secondary market refers to the buying and selling of existing private equity fund commitments. The buyer of a secondary position agrees to purchase the existing limited partners position in a private equity fund, typically at a discount to the fund’s net asset value. The buyer also assumes the existing obligations to meet future fund capital calls. Secondaries have usually already established positions in portfolio companies, and they are viewed as more mature investments than primaries in their investment life cycle. Because the existing portfolio companies are visible, they are underwrite-able assets that help drive attractive returns. This is why their investment return patterns may reduce or in some cases even eliminate the J-curve pattern associated with primary investments. Other benefits of Secondaries include acceleration of capital deployment and capital distributions.

•	Primary Investments. A Primary Investment is an investment in a new private fund during the fundraising period. Typically, Private Investment Managers will raise new funds once every two to four years. Many of the top-performing funds are closed to new investors, making existing relationships highly important for primary fund investors.

Primary Investment's return pattern typically exhibit a J-curve pattern, where the fund’s value will experience a decline in value during the early years of the fund’s life cycle due to investment related fees and expenses occurring before investment gains can be captured. As the portfolio matures and individual portfolio companies are exited, the pattern will normally be reversed with increasing net asset value and distributions coming from the exited portfolio companies.

Primary investors make capital commitments to new private funds during the initial fundraising period. Private primary investors do not fund their commitments upfront, rather Fund Managers call capital from their investors when they find individual portfolio company investment opportunities (typically eight to twenty depending on the fund strategy) during a defined investment period. Investors commit capital to a portfolio of largely or entirely unknown portfolio companies. This “blind-pool” risk puts a lot of reliance on the managers expertise and capabilities.

The Adviser intends to make limited use of Primary Investments in the construction of the Private Investment Strategy.

•	Co-Investments and Direct Investments. A Co-Investment is a direct investment in a Private Fund’s individual portfolio company alongside the Private Investment Manager. Co-Investments are offered to Private Investment Fund investors when the Private Fund Manager believes there is an attractive investment opportunity, but the total size of the investment exceeds the allocation policy of the Private Fund Manager. Direct Investments are similar but are made without the Private Investment Manager’s investment in the portfolio company. Co-Investments and Direct Investments can include equity and/or debt investments of operating companies.

Both Co-Investments and Direct Investments are generally a cost-effective way to make Private Investments, by avoiding certain expenses and fees associated with investing in Private Investment Funds.

Hedged Investment Strategies

Hedged Investment Strategies, whether Long/Short Equity, Relative Value, Event Driven or Global Macro strategies are investments that allow techniques such as “short selling” and leverage. Hedged Investment Managers seek to generate positive returns that are independent of the overall market. Hedged Investment Managers build portfolios comprising “inefficiency-exploiting” marketable securities positions exhibiting relatively low correlation to traditional stock and bond investments.

Hedged Investment Funds, like Private Investment Funds, are organized as limited partnerships and are the most common vehicles for making investments into Hedged Investment Funds. Most Hedged Investment Funds are regulated closed-end investment funds that are open to a maximum number of investors, and charge their investors a percentage of the fund profits. Some of the risks associated with these investments are lack of liquidity, volatility, and loss of investment value.

Hedged Investment Strategies have grown dramatically over the past 35 years. The driver of growth came from the benefits of adding Hedged Investments to a traditional investment portfolio to increase total diversification, lower correlations with other investments, lower overall portfolio volatility, enhance preservation of capital, and increase portfolio performance.

Long/Short Equity strategy primarily involves investments in publicly traded equity instruments. This strategy involves identifying securities that are mis-priced relative to related securities, groups of securities, or the overall market. Hedged Investment Managers that manage Long/Short Equity funds generally derive performance by establishing offsetting positions (a “long” and “short” position) based on perceived disparities in the relative values of the positions or portfolio of positions. Unlike “long-only” managers, Long/Short Equity managers will almost always have “short” positions in stocks and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market “puts” and “calls,” etc.). A Hedged Investment Manager within the strategy may run a net “long” position; provided, however, that the net “long” position will typically be less than those included in a traditional “long-only” equity investment that may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The Adviser believes key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, industry experience, and/or valuation and financial modeling. It is important to note that a Hedged Investment Manager may employ all or a portion of these capabilities in constructing its portfolio. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Hedged Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Relative Value strategy focuses on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Relative Value manager has incorrectly evaluated the nature or extent of the expected spread relationships. Relative Value strategies include, but are not limited to, the strategies listed below.

•	Convertible Arbitrage strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature). The Adviser believes that some of the key capabilities necessary to successfully run a Convertible Arbitrage portfolio include, among other things: reviewing the convertible market for attractive investment opportunities, accurately modeling the conversion option value, and in-depth fundamental credit analysis in building and managing the Convertible Arbitrage portfolio.

•	Fixed Income Arbitrage - is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of related securities. Such disparities, or spreads are often created by imbalances in supply and demand of different types of issues (for example, agency securities relative to U.S. Treasury securities). A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is oftentimes used to identify pricing anomalies. A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, agency securities with a similar duration as U.S. Treasury bills have over time established a relatively well-defined trading range and carry a higher interest rate or yield. When agency securities trade at a discount to this range (e.g., when there is discussion about whether agencies should continue to receive a U.S. government guarantee), such agency securities will trade at a higher-than-normal discount to U.S. Treasury securities (reflected by a higher current yield in agency securities). Accordingly, in such a situation, a Hedged Investment Manager would typically buy the agency securities “long” and then “short” the U.S. Treasury securities. When the spread narrows or becomes more in line with historical norms, the Hedged Investment Manager generates a profit by closing its position. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As interest rate exposure is typically “hedged out,” these strategies generally exhibit little to no correlation to the broader equity and bond markets.

Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments “long” with a higher coupon or yield and “shorting” a shorter duration instrument with a lower coupon. The Hedged Investment Manager typically makes a “spread” on the difference between the higher yielding “long” position and the lower yielding “short” position. Investment banks may allow a Hedged Investment Manager to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities).

•	Volatility Arbitrage - entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy conjunction with other investment strategies. As a stand-alone strategy, exchange-traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that Volatility Arbitrage managers typically follow to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Hedged Investment Manager can attempt to identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship. This strategy thus seeks to profit when overall market index volatility declines, reverting back to a more normal historical range. As an adjunct strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies.

•	Structured Credit - invests in tranched securities issued by synthetic collateralized debt obligations by creating custom securities to take both long and short positions in credits. Such investments include residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other collateralized debt obligations (“CDOs”).

CDOs are debt instruments backed by a pool of other debt securities. CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Each mortgage pool underlying residential and commercial mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by mortgages or deeds of trust or other similar security instruments creating a lien on owner occupied and non-owner occupied residential, commercial or mixed-use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets.

•

Fixed Income Arbitrage - is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of related securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, agency securities relative to U.S. Treasury securities). A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is oftentimes used to identify pricing anomalies. A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, agency securities with a similar duration as U.S. Treasury bills have over time established a relatively well-defined trading range and carry a higher interest rate or yield. When agency securities trade at a discount to this range (e.g., when there is discussion about whether agencies should continue to receive a U.S. government guarantee), such agency securities will trade at a higher-than-normal discount to U.S. Treasury securities (reflected by a higher current yield in agency securities). Accordingly, in such a situation, a Hedged Investment Manager would typically buy the agency securities “long” and then “short” the U.S. Treasury securities. When the spread narrows or becomes more in line with historical norms, the Hedged Investment Manager generates a profit by closing its position. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As interest rate exposure is typically “hedged out,” these strategies generally exhibit little to no correlation to the broader equity and bond markets.

Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments “long” with a higher coupon or yield and “shorting” a shorter duration instrument with a lower coupon. The Hedged Investment Manager typically makes a “spread” on the difference between the higher yielding “long” position and the lower yielding “short” position. Investment banks may allow a Hedged Investment Manager to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities).

Event Driven strategy centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to, corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation). Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events. Event Driven strategies include, but are not limited to, the strategies listed below.

•	Distressed Securities - invest in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments. Profits are generally made based on two kinds of mispricings: (1) fundamental or intrinsic value; and (2) relative value between comparable securities. The Adviser believes that the main competencies required to successfully implement these strategies lie in correctly valuing the intricacies of distressed businesses and industries as well as in adequately assessing the period over which the capital will be invested.

Distressed Securities managers may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience. Additionally, Distressed Securities funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Distressed Securities managers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors’ committee. In order to achieve these objectives, Distressed Securities managers may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments.

•	Opportunistic Credit - Funds take long or short positions in credit markets. This strategy includes global debt investing, which involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. Global debt investing generally consist of funds investing in global fixed income portfolios and/or emerging markets debt securities. The Fund may invest in more than one Opportunistic Credit fund, with a goal of gaining diversification.

The Fund may invest with one or more managers with exposure in the Convertible Arbitrage strategy to provide greater diversification across markets (U.S. and non-U.S. issues), sectors, credit ratings, and market capitalizations.

•	Merger Arbitrage - involves taking long and short investment positions in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Therefore, when an acquisition is announced, the acquiring company (“Acquirer”) will establish a price per share of the company being acquired (“Target”) in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target is traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target’s stock price will typically increase but still trade at a discount to the price being offered by the Acquirer. This discount — and the size of the discount — is principally a function of three factors: (1) the risk that the acquisition will not close; (2) the time frame for closing (i.e., the time value of money); and (3) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors.

Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the “spread” between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and “short” shares of the Acquiror in a stock-for-stock transaction. When the deal closes, the risk premium vanishes and the Hedged Investment Manager’s profit is the spread.

•	Statistical Arbitrage - seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models. The strategy primarily seeks out these inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g., intra-industry or competitor companies). Once identified, the Hedged Investment Manager will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature. A strong reliance on computer-driven analysis and relatively minute pricing inefficiencies are what typically separate this strategy from a more traditional long/short equity strategy. Though typically market neutral in nature, a Statistical Arbitrage portfolio’s gross long and short positions may be significantly large and portfolio turnover can often be high.

In addition to identifying related pairs of securities, statistical arbitrageurs will also seek out inefficiencies in market index constructions. This index arbitrage strategy is designed to profit from temporary discrepancies between the prices of the stocks comprising an index and the price of a futures contract on that index. For example, by buying the 500 stocks comprising the S&P 500 Index and simultaneously selling an S&P 500 futures contract, an investor can profit when the futures contract is expensive relative to the underlying basket of stocks based on statistical analysis. Like all arbitrage opportunities, index arbitrage opportunities typically disappear once the opportunity becomes better-known and other investors act on it.

Global Macro  strategy typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. This strategy may include positions in the cash, currency, futures and forward markets. These Hedged Investment Managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global Macro strategies are generally categorized as either discretionary or systematic in nature and may assume directional investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used. With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets. Hedged Investment Managers that are commodity trading advisors are registered with the Commodity Futures Trading Commission and generally actively trade futures and options on futures to manage portfolios.

OVERVIEW OF INVESTMENT PROCESS

MANAGER CRITERIA; PORTFOLIO CONSTRUCTION. The Fund strives to maintain a highly diversified alternative investment portfolio through an allocation of assets among Fund Investments and further diversified by Private Investment Strategies and Hedged Investment Strategies. In general, studies indicate that a broadly diversified portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a diversified portfolio is generally noted as a means to reduce investment risk as measured by volatility. Correspondingly, while a diversified portfolio generally lowers volatility and helps to mitigate the risk of investment losses, a diversified portfolio is subject to limitations on its ability to generate relatively high investment returns than a more concentrated portfolio can sometimes generate. Accordingly, a diversified portfolio may be appropriate for investors that want less portfolio volatility and are willing to accept relatively lower, but generally more consistent returns, than a portfolio concentrated in a few investment strategies or managers.

In general, the Fund seeks to allocate its assets in four ways: (1) allocation between Private Investments and Hedged Investments (2) allocation across various Private Investment Strategies and Hedged Investment Strategies; (3) allocation among Private Investment Types, including Secondary Investments, Primary Investments, and Co-Investments and Direct Investments; (4) allocation among Fund Managers. The Fund may allocate assets to more than one Fund Investment managed by the same Fund Manager, such as in the event that a Fund Manager manages two or more funds in various investment strategies.

Allocation Among Investment Strategies. The Fund’s allocation process begins with determining the Target Allocations between Private Investments and Hedged Investments. The next step is to determine the Private Investment Strategies and Hedged Investment Strategies and the allocation ranges for each individual strategy. The allocation ranges are generally intended to be approximately as follows during normal market conditions. However, the actual allocations may vary from the ranges from time to time, including for substantial periods of time, when the Adviser deems such variances appropriate.

	Range
Asset Allocation	Min.	Target	Max.
Private Investments	70%	80%	90%
Hedged Investments	10%	20%	30%

Private Investment Strategies

Hedged Investment Strategies

Adviser’ Right to Alter Allocation Ranges. Subject to the Agreement and Declaration of Trust of the Fund, the Adviser may, in its discretion, change or modify the allocation ranges from time to time.

Manager Diversification. The Adviser defines “manager risk” as the risk that a Fund Manager will not generate the returns commensurate with the mean of the Fund Manager’s peer group (e.g., same investment strategy and investment style) because of (a) poor fundamental analysis and/or security selection, (b) market timing, (c) management turnover within the Fund Manager or (d) other factors or circumstances that affect that Fund Manager’s performance specifically that are not caused by market conditions within the Fund Manager’s investment strategy generally. Manager risk may be reduced by, among other things, due diligence conducted on the Fund Managers and diversifying across multiple Fund Managers within the same or similar investment strategy.

Accordingly, the Adviser, on behalf of the Fund, generally attempts to allocate assets among multiple Fund Managers to achieve an appropriately broad diversification among investment strategies and also among Fund Managers. The Fund generally does not invest assets that, at the time invested, represent more than 20% of the Fund's net assets with any one Fund Investment or 30% of the Fund's net assets with any family of funds known by the Adviser to be managed by the same Fund Manager. It is important to note, however, that the Fund may invest less than 20% of its net assets with a Fund Investment or 30% of the Fund's assets with a family of funds managed by the same Fund Manager, and through appreciation and/or depreciation of the Fund Investment or other Fund Investments owned by the Fund, these limitations may be exceeded. In such a case, the Adviser may, but is not mandated to reduce the Fund’s exposure to such a Fund Investment or Fund Manager. In addition, the Fund shall not invest capital, which at the time invested, represents more than 25% of a Fund Investment’s assets. For purposes of this calculation, a Fund Investment’s assets shall be deemed to include the assets in all of the Fund Manager’s accounts that are managed using a strategy substantially similar to the Fund Investment.

Commitment Strategy

Private Investment commitments are typically not immediately invested. Commitments are called by the Private Investment Manager and invested over time, as investments in portfolio companies are identified. The Fund’s commitment strategy is managed to accelerate capital deployment and distributions, mitigate, or eliminate as much possible the “J-Curve” and minimize cash drag. As a result, the Adviser will seek to address these issues by allocating a significant percentage of the Fund's Private Investments to Secondary Investments. Secondary Investments typically will have less unfunded commitments, shorter duration, and more accelerated distributions compared to Primary Investments.

The Adviser will use the commitment strategy to construct a highly diversified Secondary Investment portfolio diversified by vintage, investment strategy, sector, geography, manager and fund. Particular emphasis of the commitment strategy is placed on vintage year (the year of the Private Investment Fund’s first close, where the Private Fund begins investing in portfolio companies) diversification. Secondary Investments will be used as an investment tool to gain backward vintage year diversification.

The Fund’s anticipated Investment Type allocation ranges are set forth below. The percentage ranges shown below are intended to be guidelines and the Fund’s actual allocations among Investment Types may vary from the designated ranges from time to time.

Allocation. To pursue its investment objective, the Fund utilizes Private Investment Strategies and Hedged Investment Strategies through Fund Managers that are typically available on a collective basis to larger institutions. The Adviser primarily pursues the Fund’s objective by allocating the Fund’s assets with Fund Managers by the Fund becoming an investor in a Fund Investment. However, the Adviser may place the Fund’s assets in an account directly managed by a Fund Manager (“Separately Managed Account”). However, the Adviser may also retain Fund Managers who invest in other investment strategies. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options.

The Adviser is responsible for determining the amount of assets to be allocated to each Fund Investment and for reallocating assets among new and existing Fund Investments. Fund Managers may invest in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments (including, without limitation, common and preferred stock, warrants, options, convertible stock and restricted securities), currencies, commodities, real estate, financial futures, fixed income, debt-related instruments (including corporate debt instruments), high yield bank loans, as well as securities and other financial instruments issued or guaranteed by the U.S. government or a federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality. Fund Managers may also invest in repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments.

In addition to benefiting from the Fund Managers’ individual investment strategies, the Fund expects to achieve the benefits of the broad allocation of its assets among a carefully selected group of Fund Managers across numerous markets and investment strategies. The Adviser expects that by investing through multiple Fund Investments and across multiple alternative investment strategies, the Fund may significantly reduce the volatility inherent in a more concentrated portfolio that is invested in fewer investments and/or strategies.

Notwithstanding the above, the Fund may, from time to time and subject to applicable law, invest directly in securities of operating companies, including, without limitation, in portfolio companies held by one or more Private Investment Funds whether or not the investment is sourced from a Private Investment Funds in which the Fund is currently invested.

Although it is not required to do so, the Fund will typically seek to allocate its assets among at least 50 different Fund Investments are generally made in a wide range of investment vehicles, which includes Private Investment Funds, Hedged Investment Funds, Direct Investments in private equity and/or debt investments of operating companies, and exchange-traded funds (“ETFs”). The Fund cannot guarantee that its investment objective will be achieved or that the Fund’s strategy of investing in the Fund Investments will be successful. Investing in the Fund involves a heightened risk of significant loss.

Access. Many funds are organized as limited partnerships that are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor in such funds). Many of these funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Fund Managers, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in the Fund enables investors to invest with Fund Managers whose services typically are not available to the general investing public, whose funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a cross-section of Private and Hedged Investment Strategies, managers and funds without incurring the high minimum investment requirements that Fund Managers typically would impose on investors.

DUE DILIGENCE AND SELECTION OF FUND MANAGERS

General. It is the responsibility of the Adviser to research and identify Fund Managers, to satisfy themselves as to the suitability of the terms and conditions of the Fund Investments and to allocate or reallocate Fund Investments among Fund Managers and investment strategies. In the event that the Fund has one or more sub-advisers, it is also the responsibility of the Adviser to negotiate the investment sub-advisory agreements, subject to requisite approval by the Shareholders or SEC exemptive relief from such requirements. There can be no assurance that the Fund will seek, or that the SEC will grant, such exemptive relief. The Adviser allocates the Fund’s assets among Fund Managers using the diverse knowledge and experiences of the Adviser to assess the capabilities of the Fund Managers and to determine an appropriate mix of investment strategies, sectors and styles given the prevailing economic and investment environment. The Fund Managers with which the Fund invests may pursue various investment strategies and are subject to special risks. See “RISK FACTORS — GENERAL RISKS” and “RISK FACTORS — INVESTMENT-RELATED RISKS.”

PROCESS OF PORTFOLIO CONSTRUCTION. The Adviser generally intends to employ a multi-step process in structuring and monitoring the Fund’s portfolio.

Step 1: The Adviser will attempt to develop a pool of potential Fund Investments to consider for investment. The Adviser will use its expertise and contacts in the investment management industry, along with third party publications and databases, to gain coverage of relevant investment opportunities across strategies, sectors, risk tolerances and objectives.

Step 2: The Adviser will attempt to identify potential Fund Investments based on quantitative, qualitative, and due diligence criteria. In the quantitative consideration of potential investments, the Adviser may undertake a variety of analyses to screen prospective Fund Investments. Quantitative considerations may include, among other things, an analysis of each Fund Investment’s return, risk as measured by the volatility of a prospective Fund Investment’s returns, drawdowns (any period during which a prospective Fund Investment’s value is below its previous highest value—that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective Fund Investment’s return and the return of other funds or certain markets) on both an individual basis and relative to its associated strategy. In addition, the Adviser may consider certain historical portfolio information for each prospective Fund Investment.

The potential Fund Investments may also be evaluated on the basis of certain qualitative or due diligence criteria. Qualitative considerations may include, among other things, organizational profile, assets under management, quality and experience of key investment personnel, depth and continuity of the investment team, quality of administrative systems and support staff, ability to implement strategies, and a consideration of various risk control philosophies employed by the various Fund Managers.

Step 3: Once a broad pool of potential Fund Investments has been identified, the Adviser then determines an allocation for the Fund’s assets across the pool, consistent with the allocation ranges then in effect. In creating the Fund’s allocation targets (which shall be within the allocation ranges then in effect), the Adviser will analyze the performance results associated with each potential Fund Investment and its investment strategy to determine the return, risk, and correlation relationships within and between each investment strategy and potential Fund Investment over time. The Adviser may also analyze existing and developing market, economic, and/or financial trends.

Step 4: The fourth step is from time to time revisiting the diligence process throughout the life of the Fund. The Adviser intends to monitor the overall level of assets managed, the estimated capacity of each Fund Investment and Fund Manager, any management or firm ownership changes, the adherence to the pre-defined strategy, and risk/return targets set forth when the investment was made. The Adviser will regularly monitor the returns of each Fund Investment in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular Fund Investment or investment strategy, as applicable. If any Fund Investment’s returns fall outside certain limits established by the Adviser, the Adviser may carry out a formal review of the Fund Investment to determine if a reallocation of the Fund’s assets is necessary. In addition, the Adviser will also seek to add Fund Investments that provide certain types of exposure or risk-return tendencies that complement the entire investment portfolio of the Fund or other Fund Investments within that particular investment strategy.

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, Investment Advisory Fees, or to fund the redemption of Shares. In addition, the Fund may borrow money to purchase portfolio securities or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. The Adviser may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See “USE OF PROCEEDS.”

RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund Investments will be successful. Investments in the Fund involve substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Fund Managers and invests in Fund Investments that invest in and actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares.

GENERAL RISKS

No Operating History

The Fund was formed on February 17, 2022. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline substantially.

Lack of Operating History of Fund Investments

Certain Fund Investments may be newly formed entities that have no operating histories. In such cases, the Adviser may evaluate the past investment performance of the applicable Fund Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Fund Investment. Although the Adviser, its affiliates and its personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Adviser’s assessments of Fund Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund’s NAV may decrease.

Industry Concentration Risk

Fund Investments generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Fund Investments in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at times be invested in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Fund Investments are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Adviser may not be able to determine at any given time whether or the extent to which Fund Investments, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

Repurchase Offers

The Fund will offer to purchase only a small portion of its Shares (generally each quarter), and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for the Fund’s private equity, real estate, venture capital and energy and natural resource investments, the Fund may be forced to sell its more liquid securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of illiquid investments to liquid investments for the remaining investors.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise want, potentially resulting in losses, and may increase the Fund’s portfolio turnover, subject to such policies as may be established by the Board in an to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the Shareholder will be based on the value of the Fund’s assets as of the repurchase date, the value of Shares that are tendered by Shareholders generally will not be determined until a date approximately one month later. Thus, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

Limited Liquidity; In-Kind Distributions

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. A Shareholder may not be able to tender its interest in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund expects to distribute cash to the Shareholders for Shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that each will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund may pay the Fund’s redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not generally intend to make in-kind distributions to the Shareholders, except in unusual circumstances.

Credit Facility

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Adviser (each, a “Financial Institution”) as chosen by the Adviser and approved by the Board. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

Absence of Liability

Subject to any limitations imposed by the federal securities laws, the Adviser shall not be liable to the Fund or any of its Shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Anti-Money Laundering

If a Fund, the Adviser, or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, Adviser, or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

Conflicts of Interest

The Adviser and its affiliates, as well as many of the Fund Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund. In addition, investment professionals associated with the Adviser or Fund Managers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser, the Fund Managers and their affiliates, “Other Accounts”). As a result of the foregoing, the Adviser and the Fund Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, among the Fund.

However, it is the policy of the Adviser that investment decisions for the Fund be made based on a consideration of its investment objective and policies, and other needs and requirements affecting each account that they manage, and that investment transactions and opportunities be fairly allocated among their clients, including the Fund.

Borrowing, Use of Leverage

The Fund may leverage its investments with the Fund Managers by “borrowing.” In addition, the strategies implemented by the Fund Managers typically are leveraged. The use of leverage increases both risk and profit potential. The Adviser may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) employing certain Fund Managers (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The Adviser expects that under normal business conditions the Fund will utilize a combination of the leverage methods described above. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Fund Managers and, therefore, the Fund’s Investments may be exposed to the risk of highly leveraged investment programs of certain Fund Investments. The Asset Coverage Requirement will apply to borrowings by Separately Managed Accounts, as well as to other transactions by Separately Managed Accounts that can be deemed to result in the creation of a “senior security.”

Cybersecurity Risk

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Adviser or the Fund, especially the Fund’s Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s networks. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Adviser to the Shareholders may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.

Pandemic Risk

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including investments the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and the Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its Adviser, and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s Adviser relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of Fund Investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are also unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

Reporting Requirements

Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Legal, Tax and Regulatory

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Fund Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund Investments or the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund Managers or the Fund in order to seek to obtain higher returns.

Certain additional tax risks associated with investments in the Fund are discussed in “Certain Tax Considerations” in this Prospectus.

Temporary Investments

Delays in investing the proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest proceeds on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Before making investments, the Fund may invest proceeds to the Fund in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment (“Temporary Investments”). This will produce returns that are significantly lower than the returns which the Fund expects to achieve when the Fund’s portfolio is fully invested in securities meeting the Fund’s investment objective. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund’s investment objective.

SPECIAL RISKS OF FUND-OF-FUNDS STRUCTURE

No Registration.

Fund Investments generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in Fund Investments. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Fund Investments. Unlike registered investment companies such as the Fund, Fund Investments generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Fund Investments cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. A Fund Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Fund Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Fund Managers may still be exempt from registration. In such cases, these Fund Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

Multiple Levels of Fees and Expenses

Although in many cases investor access to the Fund Investments may be limited or unavailable, an investor who meets the conditions imposed by a Fund Investment may be able to invest directly with the Fund Investment. By investing in Fund Investments indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including, among other things as applicable, organizational and private placement expenses, operating costs, sales charges, management fees, brokerage transaction expenses, administrative fees and repurchase offer expenses) and, indirectly, similar expenses of the Fund Investments. Thus, investors in the Fund may be subject to higher operating expenses than if he or she invested in a Fund Investment directly or in a closed-end fund which did not utilize a “fund-of-funds” structure.

Certain of the Fund Investments may be subject to a performance-based fee or allocation, irrespective of the performance of other Fund Investments and the Fund generally. Accordingly, a Fund Manager of a Fund Investment with positive performance may receive performance-based compensation from the Fund Investment, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Fund Managers of the Fund Investments will range from 1% to 2% (annualized) of the average NAV of the Fund Investment. In addition, certain Fund Managers charge a performance-based fee generally ranging from 10% to 20% of the Fund Investment’s net profits, although it is possible that such ranges may be exceeded for certain Fund Managers. The performance-based compensation received by a Fund Manager also may create an incentive for that Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Fund Manager without independent oversight.

Fund Managers Invest Independently

The Fund Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Fund Managers do, in fact, hold such positions, the Fund Investments, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time various Fund Managers selected by the Adviser may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Constraints of Fund Investments

Since the Fund may make additional investments in or affect withdrawals from a Fund Investment only at certain times pursuant to limitations set forth in the governing documents of the Fund Investment, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Fund Investments vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in a Fund Investment promptly after it has made a decision to do so. Some Fund Investments may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase a Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders.

Fund Investments may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Fund Investment, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund and do not intend to distribute securities to Shareholders.

Limitations on the Fund’s ability to withdraw its assets from Fund Investments may, as a result, limit the Fund’s ability to repurchase Shares. For example, many Fund Investments may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Shares will be withdrawals from Fund Investments, the application of these lockups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Shares for repurchase.

Separately Managed Accounts

Subject to applicable law, the Fund may on occasion allocate its assets to a Fund Manager by retaining the Fund Manager to manage a Separately Managed Account for the Fund, rather than invest in a fund. It is possible, given the leverage at which certain of the Fund Managers will trade, that the Fund could lose more in a Separately Managed Account that is managed by a particular Fund Manager than the Fund has allocated to such Fund Manager to invest. This risk may be avoided if the Fund, instead of retaining a Fund Manager to manage a separate account comprised of a designated portion of the Fund’s assets, creates a separate investment vehicle for which a Fund Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Separately Managed Accounts. Separately Managed Accounts will be subject to the investment policies and restrictions of the Fund, as well as the provisions of the 1940 Act and the rules thereunder (including, without limitation, the approval of the Fund Manager in accordance with the 1940 Act).

Valuation of Fund Investments

The valuation of Fund Investments is ordinarily determined based upon valuations calculated by the Administrator, based on information provided by the Fund Managers or their respective fund administrator. Although the Adviser reviews the valuation procedures used by all the Fund Managers, neither the Adviser nor the Administrator can confirm or review the accuracy of valuations provided by Fund Managers or their fund administrators. A Fund Manager may face a conflict of interest in valuing such securities since their values will affect the Fund Manager’s compensation.

If a Fund Manager’s valuations are consistently delayed or inaccurate, the Adviser generally will consider whether the Fund Investment continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such a Fund Investment quickly and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Fund Manager’s valuations, and the Adviser may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Fund Investments are completed.

Turnover

The Fund invests its assets in Fund Investments managed by Fund Managers, which may invest on the basis of short-term market considerations. The turnover rate within the Fund Investments may be significant, potentially involving negative tax implications and substantial brokerage commissions and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from a Fund Investment could involve expenses to the Fund under the terms of the Fund’s investment.

Indemnification of Fund Investments

The Fund Managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Fund Investments and their Fund Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Fund Investments.

Investments in Non-Voting Securities

 In order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of certain Fund Investments. This limitation on owning voting securities is intended to ensure that a Fund Investment is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Fund Investments, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Fund Investments, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Fund Investment (for example, to facilitate investments in small Fund Investments determined to be attractive by the Adviser). Other accounts managed by the Adviser may also waive their voting rights in a particular Fund Investment. The Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and their other clients in the particular Fund Investment. No rights would be waived or contractually limited for a Fund Investment that does not provide an ongoing ability for follow-on investment, such as a Fund Investment having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Fund Investments. However, to the extent the Fund contractually forgoes the right to vote the securities of a Fund Investment, the Fund will not be able to vote on matters that require the approval of the interest holders of the Fund Investment, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Fund Investment in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of a Fund Investment. In these circumstances, transactions between the Fund and a Fund Investment may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Control over Fund Managers

The Fund will invest in Fund Investments that the Adviser believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Adviser does not and will not control the Fund Managers and there can be no assurances that a Fund Manager will manage its investments in a manner consistent with the Fund’s investment objective.

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level of price volatility and the liquidity of Underlying Fund Investments held by Fund Investments and, thus, the Fund Investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS. Price movements of forwards, futures and other derivative contracts in which the Fund Investment’s or Separately Managed Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Fund Investments are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

NATURAL RESOURCE AND PRECIOUS METAL INVESTMENTS. Fund Investments may make investments in natural resources and precious metals, and thus may be susceptible to economic, business or other developments that affect those industries. Natural resources historically have been subject to substantial price fluctuations over short periods of time. Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes. In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values. The price of gold and other precious metals is affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The markets for those industries therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

ETFs. ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem shares of an ETF held by the Fund, the Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of such Fund Investments, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

RISKS OF SECURITIES ACTIVITIES OF THE FUND MANAGERS. The Fund Managers will invest and trade in a variety of different securities and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. See “RISKS OF SECURITIES ACTIVITIES OF THE FUND MANAGERS” and “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” in the SAI for further information.

DERIVATIVES. Fund Investments may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Fund Investments to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Special risks may apply to instruments that are invested in by Fund Investments or Separately Managed Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Fund Investments. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund Investment’s or Separately Managed Account’s performance.

If a Fund Investment invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund Investment’s or Separately Managed Account’s return or result in a loss. A Fund Investment also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund Investment were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

COUNTERPARTY CREDIT RISK. Many of the markets in which the Fund Investments effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Fund Investment invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Fund Investment or Separately Managed Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund Investment to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Fund Investment has concentrated its transactions with a single or small group of counterparties. Fund Investments are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Adviser, with the intent to diversify, intend to attempt to monitor counterparty credit exposure of Fund Investments. The ability of Fund Investments to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund.

LIBOR Transition. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”).

In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative Reference Rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new Reference Rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new Reference Rates and fallbacks for both legacy and new instruments and contracts. The discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative Reference Rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new Reference Rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

NON-U.S. SECURITIES. Fund Investments may make investments in entities located in or managed from countries other than the U.S. Such investments may be subject to greater risk than investments in U.S. entities due to various political considerations, U.S. and foreign tax problems, currency controls, the fluctuation of currency exchange rates, the lack of, or different, regulations applicable to such investments as compared to U.S. investments and other factors.

Non-U.S. investments involve certain special risks, including (i) political or economic instability; (ii) the unpredictability of international trade patterns; (iii) the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; (iv) the imposition or modification of currency controls; (v) price volatility; (vi) the imposition of withholding taxes on dividends, interest and gains; and (vii) different bankruptcy laws and practice. As compared to U.S. entities, non-U.S. entities generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Also, it may be more difficult to obtain and enforce legal judgments against non-U.S. entities than against U.S. entities.

EMERGING MARKET INVESTING.  Fund Investments may allocate assets in securities in emerging markets. The value of emerging market investments may be drastically affected by political developments in the country of issuance. In addition, the existing governments in the relevant countries could take actions that could have a negative impact on Fund Investments, including nationalization, expropriation, imposition of confiscatory taxation or regulation or imposition of withholding taxes on interest payments. The economies of many of the emerging market countries are still in the early stages of modern development and are subject to abrupt and unexpected change. In many cases, governments retain a high degree of direct control over the economy and may take actions having sudden and widespread effects. Also, many emerging market country economies have a high dependence on a small group of markets or even a single market. Emerging market countries tend to have periods of high inflation and high interest rates as well as substantial volatility in interest rates. The value of emerging market debt can be expected to be extremely sensitive to changes in interest rates worldwide and, in particular, in the country of the relevant issuer. Emerging market debt issuers and their obligations are not generally rated by any credit rating agency, and a significant proportion of such issuers and obligations would likely fall in the lowest rating category if they were rated.  In certain cases, the structures used to make trades in emerging market securities may be complex, entail significant counterparty exposure and/or involve legal uncertainty under local law.

INVESTMENT STRATEGY-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks of each investment strategy:

HEDGED INVESTMENTS

A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. Short selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research. There can be no assurance that any hedging techniques employed by a Hedged Investment Manager will be successful or that the hedging employed by the Hedged Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

The main risk of investing in real estate, equity securities issued by real estate companies and in REITs is that the value of such investments might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. Other risks include extended vacancies of properties, increased competition or overbuilding, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. REITs prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Hedged Investments may invest in securities of energy and natural resources companies, which means that their performances will be susceptible to the economic, business or other developments that affect those industries. For example, the value of such investments may be impacted by energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, and global events including instability in the Middle East or war. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and such investments may be more volatile than other types of investments. At times, the performance of these companies may lag the performance of the broader stock market. In addition, Fund Investments may, but the Fund does not expect that it would, invest in energy and natural resources directly.

Fund Investments may invest in securities of companies in the health care sector. Many health care-related companies are smaller and less seasoned than companies in other sectors and may be strongly affected by scientific or technological developments. Additionally, many health care-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws, which may impact the returns of Fund Investments investing in this sector.

Fund Investments may invest in the financial services sector. Financial, business and economic factors, including market conditions, interest rates, economic, regulatory and financial developments, and are likely to have a substantial impact on Fund Investments’ holdings. The financial services sector is subject to extensive government regulation, which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is subject to rapid change.

Fund Investments may invest in the technology sector. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology sector, and Fund Investment’s concentration in technology company securities, may subject it to more volatile price movements than a more diversified securities portfolio.

High Yield Debt managers may deal in and with restricted or marketable securities and a significant portion of a High Yield Debt manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available i.e., not freely traded.

High Yield Debt securities generally trade at discounts sometimes substantial discounts to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities’ true risk/reward profile. Accordingly, High Yield Debt Fund Investments typically experience significantly more volatility and risk than traditional fixed income Fund Investments. To mitigate some of this risk, a High Yield Debt manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure e.g., being “long” the high yield debt position and “short” the issuer’s common stock in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Fund Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

A significant portion of a Distressed Securities manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. In addition, a Distressed Securities manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure e.g., being “long” the distressed securities position and “short” the issuer’s common stock in order to mitigate the risk associated with an investment in an otherwise “troubled” company. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Fund Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. Distressed Securities investments typically experience significantly more volatility and risk than traditional fixed income investments.

Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Debt investments typically experience significantly more volatility and risk than traditional fixed income investments. To mitigate some of this risk, a Global Debt manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure e.g., being “long” the global debt position and “short” the issuer’s common stock or buying protection for a decline in the native currency or the U.S. dollar in order to mitigate the risk associated with an investment in a particular Global Debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Hedged Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. Given the markets in which it invests, a significant portion of a Global Debt manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

The Structured Credit strategy involves risks of investing in a CDO. The risks of an investment in a CDO depends largely on the type of the collateral securities and the class of the CDO in which a Hedged Investment Manager invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Hedged Investment as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Hedged Investment may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund Investment against the risk of loss on default of the collateral. CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments.

Mortgage-backed securities may have significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund Investment purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund Investment Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund Investment Fund invests in mortgage-backed securities, it may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

In addition, asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund Investment will be unable to possess and sell the underlying collateral and that the Fund Investment’s recoveries on repossessed collateral may not be available to support payments on the securities.

Event Driven Arbitrage is research intensive and requires continual review of announced and anticipated events. In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner. There can be no assurance that any hedging techniques employed by a manager will be successful or that the hedging employed by the manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

In regard to Convertible Arbitrage, the Adviser believes that it necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements.

Merger Arbitrage is more cyclical than many other strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Fund Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions. Accordingly, the Adviser believes that key factors in the successful implementation of merger arbitrage are expertise in regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

The principal risk of Fixed Income Arbitrage is rising interest rates, which often result in a greater decline in the value of the “long” position than in the “short” position. In such a case, the Fund Manager will either have to provide additional collateral to the investment bank lender or close the position at a loss. There can be no assurance that any hedging techniques employed by a Fund Manager will be successful or that the hedging employed by the Fund Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Volatility Arbitrage often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models. There can be no assurance that any hedging techniques employed by a Fund Manager will be successful or that the hedging employed by the Fund Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Statistical Arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied. In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved. While Statistical Arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the Fund Manager when selecting securities to be “long” and “short.” The Adviser believes that the key requirement to profit in this strategy is strong fundamental company and industry analysis. A Fund Manager who is able to more clearly discern closely related pairs of securities will be more likely to outperform trading the strategy over time. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Fund Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

The Global Macro/Managed Futures strategy involves positions in the cash, currency, futures and forward markets. Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Fund Investment agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Fund Investment would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund Investment has contracted to receive in the exchange. A Fund Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

PRIVATE INVESTMENTS

Securities issued by private partnerships investing in private equity, real estate, energy and natural resources and other investments may be more illiquid than securities issued by other Fund Investments generally, because the Private Fund Underlying Investments may tend to be less liquid than other types of investments. The eventual success or failure of the Private Investments book ultimately hinges on the ability of Private Fund Managers to attract and develop a steady flow of quality investment opportunities to analyze.

Generally, little public information exists about privately held companies, and Private Fund Managers will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These portfolio companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Fund Managers are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and may lose money on these investments.

Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. See the “RISKS OF SECURITIES ACTIVITIES OF THE FUND MANAGERS — ILLIQUID Fund Investments” in the Fund’s SAI for a detailed discussion of risks of investing in illiquid securities.

Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Fund’s investment returns.

BUSINESS AND STRUCTURE RELATED RISKS

Reliance on the Adviser

The Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund Investments and, in doing so, has no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Adviser, and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Adviser.

Reliance on the Key Personnel

The Fund will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will each evaluate, negotiate, structure, execute, monitor and service Fund Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser and its investment management team. The departure of certain key personnel of the Adviser or its affiliates could have a material adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund’s ability to achieve its investment objectives depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor Fund Investments and portfolio companies that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

It is anticipated that the Adviser will depend on the relationships of it and of its affiliates with private equity Fund Managers, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser or its affiliates fail to maintain their existing relationships or develop new relationships with other Fund Managers or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and its affiliates have relationships are not obligated to provide the Fund, the Adviser, or any of their affiliates with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Competition for Investment Opportunities

The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation (CLO) funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies (BDCs), small business investment companies (SBICs) and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of the Fund’s competitive advantage stems from the fact that the market for investments in privately held companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Valuation for Fund Investments Uncertain

Under the Investment Company Act, the Fund is required to carry Fund Investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s valuation policy, which has been approved by the Board. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund intends to invest. Rather, many of the Fund Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. The Fund values these securities monthly at fair value determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

Amount or Frequency of Distributions Not Guaranteed

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser.

Uncertain Source and Quantity of Funding

Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Investment Advisory Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and to expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objectives, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

Fluctuations in Performance

The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in companies that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

MANAGEMENT RELATED RISKS

Incentive Fee and Investment Advisory Fee

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The fact that the Investment Advisory Fee is payable based upon the Fund’s gross assets, which would include any borrowings for investment purposes, may encourage the Adviser to borrow to make additional investments. Under certain circumstances, the use of borrowing may increase the likelihood of default, which would disfavor the Fund and Shareholders. Such a practice could result in the Fund investing in more speculative securities than would otherwise be in the Fund’s best interests, which could result in higher investment losses, particularly during cyclical economic downturns. The Investment Advisory Fee will be payable even when the Fund has limited invested assets.

Divergence of Resources

Neither the Adviser nor any of its affiliates, including individuals employed by the Adviser or any of its affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund will target. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities.

LIMITS OF RISKS DISCLOSURE

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Agreement and Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Tailwind Investment Partners, LP, located at 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615, serves as the Adviser of the Fund and is responsible for the Fund structure, investment objective and mandate, oversight of fund operations and fund accounting, cash and liquidity management, risk management, client service, and investor communications. The Adviser is also responsible for developing, implementing and supervising the Fund’s investment strategy and allocation between Private Investments and Hedged Investments, monitoring each Fund Investment to determine if the investment is consistent with the Fund's Investment Objective and if investment performance is satisfactory. The Adviser, first established in 2003, is a limited liability company that provides alternative asset management services to registered investment advisors, broker dealers and institutional investors. The Adviser manages alternative investment vehicles in registered and Private Investment Funds. The Adviser is an investment adviser registered with the SEC under the Advisers Act. As of January 1, 2022, the Adviser’s assets under management were $758 Million.

The Adviser and its affiliates may serve as advisers to other funds that have investment programs that are similar to the investment program of the Fund, and the Adviser or its affiliates may in the future serve as the adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Investment Committee

The personnel of the Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are the members of the Tailwind Investment Committee, composed of:

David B. Perkins, CAIA | Chief Executive Officer, Co-Founder

David is the Chief Executive Officer of Tailwind Investment Partners. As CEO, he sets the overall strategy and culture of the Firm. He is focused on strengthening the relationship between the Advisor and Investor through performance-focused private investment solutions.

David has more than three decades of investment management experience and a proven history of building, operating and leading innovation-focused firms.

Prior to Co-Founding Tailwind, in 1997, David Co-Founded CAPTRUST, one the largest Registered Investment Advisor firms in America with $620 Billion Assets Under Advisement. Prior to CAPTRUST, in 1990, David and Fielding Miller, partnered together to take the innovative fee-based advisory approach to the market at Interstate Johnson Lane.  This Partnership later evolved into CAPTRUST. David received his Bachelor of Arts degree from the University of North Carolina at Charlotte and earned his designation as a Chartered Alternatives Investment Analyst (CAIA)® in 2004.

Thomas P. Riegert, CFA | Chief Investment Officer

Thomas Riegert is the Chief Investment Officer for Tailwind Investment Partners.  In this role, Tom oversees and provides strategic direction for Tailwind' investment team.  Tom’s responsibilities include investment due diligence, asset allocation, portfolio construction, and risk management.

Prior to joining Tailwind, Tom was an Investment Manager in Wealth Management at Wells Fargo in Charlotte, NC. Previously, Tom held positions at Evergreen Investments including Associate Portfolio Manager and Quantitative Research Analyst. Tom received a Bachelor of Business Administration degree from Ohio University. Tom also holds the Chartered Financial Analyst® designation.

Bryan Lloyd, FRM | Senior Vice President of Risk Management

Bryan Lloyd is the dedicated risk manager for Tailwind Investment Partners. As Senior Vice President of Risk Management, Bryan’s primary responsibilities include the identification, analysis and mitigation of key portfolio risks to help the Funds improve performance through efficient allocation of Fund assets. Focused on two metrics: probability of losing capital and the uncertainty of returns.

Bryan also supports of the portfolio management team, quantitative research and reporting, and manager due diligence. Prior to joining Tailwind Investment Partners, Bryan participated in NSF-Funded Mathematics Research in the area of Partial Differential Equations at the University of North Carolina. Bryan graduated from the University of North Carolina at Chapel Hill with Honors in Mathematics and a Bachelor of Science degree in Mathematics.  Bryan has also earned his designation as a Financial Risk Manager (FRM)® designation.

Investment Advisory Agreement

The Investment Advisory Agreement will become effective as of the Initial Closing Date and will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first report to Shareholders.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Advisory Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

INVESTMENT ADVISORY FEE

The Fund pays the Adviser an investment advisory fee (the “Investment Advisory Fee”) in consideration of the advisory services and other services provided by the Adviser to the Fund. Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a monthly Investment Advisory Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all unfunded capital commitments made by the Fund that have not been called for investment. To calculate the Investment Advisory Fee, committed capital is defined as a contractual obligation to acquire an interest in, or provide a total commitment amount over a period of time to, a Private Investment Fund, when called by the Private Investment Manager. The Investment Advisory Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for purposes of determining the Investment Advisory Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Advisory Fee payable to the Adviser for that month. The Investment Advisory Fee will be computed as of the last day of each month and will be due and payable in arrears within twenty-five business days after the end of the month.

The basis for the Investment Advisory Fee could be larger than the Fund’s net asset value due to unfunded commitments to invest in Fund Investments. The Investment Advisory Fee cannot exceed 1.75% as a percentage of the Fund’s net asset value. The actual amount of unfunded commitments will be disclosed in the Fund’s published financial statements.

A portion of the Investment Advisory Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, at the end of each calendar quarter the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For purposes of the Incentive Fee, the term “net profits” means the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders).

The Fund will maintain the Loss Recovery Account, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

DISTRIBUTOR

Tailwind Capital Distributors, LLC (the “Distributor”), located at 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615, acts as distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to distribution services agreements between the Fund and the Distributor (together, the “Distribution Agreement”).

Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Adviser’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services but may receive compensation for its distribution services from the Adviser. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class R Shares and Class I Shares to the Fund’s Distributor and/or other qualified recipients. The Distributor does not retain any of the distribution and servicing fees for profit.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Distributor, its officers, or employees in cases of their willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

Sales Load

Class R Shares are offered at their current net asset value less a maximum Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by a Shareholder with respect to Class R Shares depends upon the amount invested, see table below, but may range from 0.00% to 3.50%.

INVESTMENT AMOUNT	SALES LOAD
Less than $250,000	3.50%
$250,000 – $499,999	2.50%
$500,000 – $999,999	2.00%
$1,000,000 or more	0.00%

The Sales Load for Class R Shares will be deducted out of the Shareholder’s subscription amount and will not constitute part of the Shareholder’s capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify, or waive the Sales Load with respect to any Shareholder on behalf of: (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custody, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Managers and retired Managers of the Fund (including spouses, children, and parents of Managers and retired Managers); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares; (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Distributor, and any affiliates of the Adviser or the Distributor in amounts that, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser Sales Load (or a complete waiver of the Sales Load). To receive a Sales Load waiver in conjunction with any of the above categories, a prospective investor must, prior to the time of purchase, inform the Fund about the investor’s eligibility for the waiver of the Sales Load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, Shareholders remain subject to eligibility requirements set forth in this Prospectus.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan with respect to Class R Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R Shares and Class I Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 1.00% per year on Class R Shares and up to a maximum of 0.40% per year on Class I Shares on an annualized basis of the aggregate net assets of the Fund attributable to such class (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of Sales Loads. Class D Shares are not subject to the Distribution and Servicing Fee.

The Distribution and Servicing Fee to be paid to the Distributor for distribution of each class of Shares under the Distribution and Service Plan is as follows:

Class	Distribution and Service Fee
Class D Shares	None
Class R Shares	1.00%
Class I Shares	0.40%

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) assisting in the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time-to-time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum monthly fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

[The Administration Agreement provides that the Administrator’s cumulative liability to the Fund for a calendar year will be limited in relation to the fees and expenses charged by the Administrator in the relevant calendar year. In addition, the Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the willful misconduct or gross negligence of the Administrator, its officers or employees. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys’ fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act thereunder.]

[The Administration Agreement also provides that the Fund shall indemnify and hold the Administrator and its directors, officers, agents, and employees harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of the Administration Agreement, any action or omission by the Administrator in the performance of its duties as administrator of the Fund, or as a result of acting upon instructions reasonably believed by it to have been duly authorized by the Fund or upon reasonable reliance on information or records given or made by the Fund or the Adviser. The indemnification will not apply to actions of the Administrator, its officers, or employees in cases of their own willful misconduct bad faith, reckless disregard or gross negligence in the performance of their duties.]

CUSTODIAN

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund will pay all of its expenses and/or reimburse the Adviser or any of its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating and selling of investments (whether or not such investments are consummated), investment structuring (including forming and maintaining subsidiary investment vehicles) whether or not such investments are consummated, corporate actions, round-trip travel, lodging, meals and other incidentals associated with the due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs, expenses related to other third-party service providers, the Investment Advisory Fee, the Incentive Fee and the Administration Fee; brokerage commissions; all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; accounting, auditing and tax preparation expenses; expenses relating fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or any of its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST —Limitation of Liability; Indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

[The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Advisory Fee, and the Incentive Fee) do not exceed [1.20]%, [2.20]% and [1.60]% of the average daily net assets of Class D Shares, Class R Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.]

The Fund Investments will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Fund Investments will pay asset-based fees to their Fund Managers and generally may pay performance-based fees or allocations to their Fund Managers, which effectively reduce the investment returns of the Fund Investments. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Fund Investments, the Fund will bear a portion of the expenses and fees of the Fund Investments. Such indirect fees and expenses are borne by the Fund.

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $[     ]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $[     ]. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser and its affiliates engage in financial Advisory activities that are independent from and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Adviser and its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Fund Investments and may compete with the Fund Investments for investment opportunities. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or any of its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or any of its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Affiliates of the Adviser may in the future have other clients with investment objectives that are similar to or compete with the Fund’s investment objectives, including private funds and managed accounts. The Fund will not engage in 17(d) investments alongside affiliates unless the Fund has received an order granting exemption from Section 17 of the Investment Company Act or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

Allocation of the Adviser’s and its Affiliates’ Time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser and its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, its affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser, and its affiliates. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser and its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation Arrangements

The Adviser will receive substantial fees from the Fund in return for their services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Investment Advisory Fees.

DIVIDENDS AND DISTRIBUTIONS

Beginning the third quarter of 2023, subject to the Board’s approval and applicable legal restrictions, and other than as required to qualify as a RIC under Subchapter M of the Code, the Adviser intends to recommend that the Board authorize and declare quarterly dividend distributions, to the extent the Fund has material net investment income (investment income, capital gains and return of capital), (the “Quarterly Income Distributions”).

The Fund expects that Quarterly Income Distributions will be paid on the Shares in amounts representing substantially all of the net investment income, if any, earned each quarter. Payments on the Shares may vary in amount depending on investment income received and expenses of operation.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders may elect initially not to reinvest by indicating that choice on the Investor Application. Shareholders are free to change their election at any time by contacting the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. See “DIVIDEND REINVESTMENT PLAN.”

The Fund reserves the right to suspend at any time the ability of Shareholders to reinvest distributions and to require Shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Shareholders exceeds the available investment opportunities that the Adviser or Sub-Adviser considers suitable for the Fund. The Fund, at any time, also reserves the right to suspend and/or limit the ability of Shareholders to receive distributions that are classified as return of capital.

Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in portfolio companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

As required under the 1940 Act, the Fund will provide a notice to Shareholders at the time of each distribution if such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement that discloses the sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.

Each year, Shareholders subject to IRS reporting will be notified of the source of a Fund’s distributions on a Form 1099. For tax purposes, at the end of the year the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital. Distributions that constitutes a return of capital will not be subject to U.S. federal income taxation at the time of its payment up to the amount of the Shareholder’s adjusted basis in their Shares. A distribution that constitutes a return of capital will, however, reduce the adjusted tax basis of a Shareholder’s Shares. When a Shareholder sells Shares, the amount, if any, by which the sales price exceeds the adjusted basis in their Shares is gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in the Shares, it will increase the amount of a Shareholder’s gain or decrease the amount of loss when the Shares are subsequently sold, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the Shareholder’s basis in such Shareholder’s Shares, the excess will be treated as gain from a sale or exchange of the Shares, which would generally constitute capital gain for a Shareholder holding Shares as capital assets. See “CERTAIN TAX CONSIDERATIONS.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending September 30, [2022], and intends to qualify annually, as a RIC under Internal Revenue Code of 1986, as amended (the “Code”). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “CERTAIN TAX CONSIDERATIONS.”

The Fund has adopted an “opt out” dividend reinvestment plan for Shareholders. As a result, if the Fund makes a distribution, then Shareholders have their distributions reinvested in additional Shares unless they specifically “opt out” of the DRIP so as to have their distributions paid in cash. See “CERTAIN TAX CONSIDERATIONS.”

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt-out” dividend reinvestment plan pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

Shareholder Distribution Election Options

A Shareholder may elect the following options for distributions:

●	Reinvest dividends, capital gains and return of capital;

●	Reinvest dividends and capital gains; distribute return of capital;

●	Reinvest dividends; distribute capital gains and return of capital;

●	Distribute dividends, capital gains and return on capital.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s application or by notifying the Administrator in writing at 235 West Galena Street, Milwaukee, WI 53212. To receive dividend and capital gain distributions, written notice must be received by the Administrator 60 days prior to the distribution record date, for return of capital, written notice is 180 days to begin receiving distributions and 30 days to resume reinvestment of return of capital, or the Shareholder will receive such distributions in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may “opt out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

There are no selling commissions, dealer manager fees or other Sales Loads to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at 234 West Galena Street, Milwaukee, WI 53212, or by calling the Administrator at 1-800-504-9070.

All correspondence concerning the DRIP should be directed to the Administrator by mail at Tailwind Endowment Alternatives Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Administrator at 1-800-504-90970.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

REPURCHASES OF SHARES

No Right of Redemption

The Fund is not a liquid investment. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem or repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic Repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on June 30, 2023 (or such date as the Board may determine) and thereafter quarterly on or about each September 30, December 31, March 31, and June 30.

The Fund will make repurchase offers, if any, to all holders of Shares. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

●	whether any Shareholders of the Fund have requested to tender Shares to the Fund;
●	the working capital and liquidity requirements of the Fund;
●	the relative sizes of the repurchase requests and the Fund;
●	the past practice of the Fund in repurchasing Shares in the Fund;
●	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
●	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and
●	the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments).

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

Procedures for Repurchase of Shares

The following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Shares.

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s net asset value, as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Advisory Fee, Administration Fee, any Incentive Fee and any Early Repurchase Fee (as defined below), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased (including pursuant to a Discount Repurchase Offer, if applicable). If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Fund upon a repurchase of Shares will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Fund Investments in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Agreement and Declaration of Trust and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments to fund the repurchase of Shares and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:

●	The value of Shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is no later than 65 days, but in no event earlier than 60 days, after the Expiration Date (the “Valuation Date”), and any such repurchase will be effected as of the Valuation Date (the “Repurchase Date”). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on June 30, 2023 (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each December 31, March 31, June 30 and September 30.

●	As promptly as practicable after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date in the manner specified above, of the repurchased Shares. The Promissory Notes will be held by the Administrator on behalf of each such Shareholder. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which such Valuation Date occurred.

●	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments. The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above. The Initial Payment will be made on or before the fifteenth business day after the Repurchase Date; provided that, if the Fund elects to liquidate Fund Investments in order to finance the repurchase of Shares, the Fund is entitled to postpone the payment in respect of any Promissory Note delivered thereto until ten business days after the Fund has received at least 90% of the aggregate amount anticipated to be received through pending liquidations of Fund Investments in order to finance repurchases of Shares.

●	The second and final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

●	Notwithstanding anything in the foregoing to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date. Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder’s account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment Shares issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of cash, liquid securities or, to the extent applicable, interests in Fund Investments that the Fund (i) has requested be withdrawn or (ii) is in the process of liquidating (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover; provided, however, that where the Board determines to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

A 2.00% early repurchase fee (the “Early Repurchase Fee” will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges imposed by the Fund Investment, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

In the event that the Adviser or any its affiliates hold Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i that Shareholder or person’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii continued ownership of the Shares by such Shareholder may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders or to an undue risk of adverse tax or other fiscal consequences; (iv any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i unless such transfer is to a single transferee, or (ii if, after the transfer of the Shares, each of the transferee and transferor own less than $10,000 worth of Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate its net asset value of each class of Shares as of the close of business on the last business day of each month, and at such other times as the Board shall determine (each, a “Determination Date”. In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset value of Class D Shares, Class R Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class D Shares, Class R Shares and Class I Shares will vary over time due to the different fees and expenses applicable to each class.

The Board has approved valuation procedures for the Fund (the “Valuation Policy” and has delegated to the Adviser the responsibility to determine the fair value of the Fund’s investments. The Board oversees the Adviser’s implementation of the Valuation Policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

The Valuation Policy provides that the Fund will value its Fund Investments at fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments the fair value is determined in good faith. In determining the fair values of these investments, the Adviser will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Primary Investments and Secondary Investments in Private Investment Funds are generally valued based on the latest net asset value reported by the Private Investment Managers considering the subsequent cash flow activity with respect thereto as set forth below. If the Adviser concludes in good faith that the latest net asset value reported by a Private Investment Manager does not represent fair value, the Adviser will make a corresponding adjustment to reflect the current fair value of such Private Investment Fund. In determining the fair value of Fund Investments, the Adviser applies valuation methodologies outlined above. Any cash flows since the reference date of the last net asset value for a Fund Investment received by the Fund from a Private Investment Fund until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Private Investment Manager.

Notwithstanding the above, Private Investment Managers may adopt a variety of valuation bases and provide differing levels of information concerning Fund Investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither of the Board or the Adviser will be able to confirm independently the accuracy of valuations provided by the Private Investment Manager (which are generally unaudited).

Determining the fair value of investments for which market values are not readily available is subject to incomplete information, reporting delays and many subjective estimates; accordingly, fair value determinations made by the Adviser should be considered as estimates. Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser and its respective affiliates act as investment adviser to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser or its respective affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Advisory Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of Fund Investments could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

CERTAIN TAX CONSIDERATIONS

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Shareholders in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Taxation as a RIC

As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. Since the Fund generally would be required to pay tax on any retained net capital gains at the Fund’s regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Shareholder’s liability for U.S. federal income tax. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For purposes of the required Excise Tax distribution, the income and gains of Fund Investments are expected to be treated as arising in the hands of the Fund at the time realized and recognized by the Fund Investments. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax on the portion of under distributed income and gains of the Fund.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “Source of Income Test”); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

●

no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of (1) any one issuer, (2) any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (3) any one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes, income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i the illiquid nature of the Fund’s portfolio and/or (ii other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Fund Investments

The Fund will invest a portion of its assets in Fund Investments that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Fund Investment. In such case, the Fund might have to borrow money or dispose of investments, including interests in Fund Investments, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Fund Investments classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Fund Investment’s income until such income has been earned by the Fund Investment or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Fund Investments that are classified as partnerships for federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Fund Investments that would otherwise be consistent with their investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Fund Investment (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited, (iv cause the Fund to recognize income or gain without a corresponding receipt of cash, (v adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi adversely alter the characterization of certain complex financial transactions and (vii produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the Annual Distribution Requirement and for avoiding U.S. federal income and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes. Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund’s qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund.

Failure to Qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A “U.S. Shareholder” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder’s account.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period to the IRS, when “covered” securities are sold, on IRS Form 1099s. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax-exempt Shareholders, including those acquired through DRIP, will be considered “covered” securities. The Fund intends to choose FIFO (“first-in, first-out”) as the Fund’s default tax lot identification method for all Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses) but will be reduced by any deductions properly allocable to such distributions or net gain.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors

Under current law, the Fund serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

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THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans (and their fiduciaries)) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, “Plans.”) In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund is registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER, OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ELIGIBLE INVESTORS

Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities act. The criteria for qualifying as a “qualified client” and an “accredited investor” are set forth in the subscription document that must be completed by each prospective investor.

Shares are being offered only to investors that meet the criteria for qualifying as “qualified clients” who are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons under the Securities Act of 1933, as amended or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Tailwind Endowment Alternatives Fund, c/o UMB Fund Services, Inc.at 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at 1-800-504-9070. See “CERTAIN TAX CONSIDERATIONS—Taxation of Non-U.S. Shareholders.”

DESCRIPTION OF SHARES

The Fund is authorized to offer three separate classes of Shares designated as Class D Shares, Class R Shares and Class I Shares. While the Fund presently offers three classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class D Shares, Class R Shares and Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of Sales Loads; (7) any conversion features, as permitted under the Investment Company Act.

PURCHASING SHARES

Purchase Terms

The minimum initial investment and subsequent investment amounts in the Fund by any investor in Class D Shares is $1,000,000 and $5,000, and the minimum initial investment for Class R Shares and Class I Shares is $25,000 and $5,000, respectively. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions are not less than $1,000. The purchase price of Shares on the Initial Closing Date will be $[10] per Share, and thereafter the purchase price for Share is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Class R Shares are sold at the public offering price, which is the NAV plus an initial maximum 3.50% Sales Load, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the Sales Load.

	Class R Shares Sales Load Schedule

Front-End Sales Load As a % Of Offering Price	Front-End Sales Load As a % Of Net Investment	Dealer Reallowance As a % of Offering Price
3.50%	3.63%.	3.50%

Class D Shares and Class I Shares are not subject to initial Sales Load.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) three business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed subscription document (including investor certifications) at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document (including investor certifications) are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

ADDITIONAL INFORMATION

Futures Transactions

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed 5% of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

The SEC recently adopted new regulations governing the use of derivatives by registered investment companies ("Rule 18f-4"). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by the Fund to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Agreement and Declaration of Trust that is included as Appendix A to this Prospectus. A prospective investor and his or her adviser should carefully review the Agreement and Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Agreement and Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Agreement and Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Liability of Shareholders

Under Delaware law and the Agreement and Declaration of Trust, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Shareholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Shareholder, or the Board may reduce any amount payable by the Fund to a Shareholder in respect of a redemption of Shares, in accordance with the Agreement and Declaration of Trust in certain circumstances. See “REPURCHASES OF SHARES—Periodic Repurchases.”

Legal Proceedings

The Agreement and Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Agreement and Declaration of Trust. However, shareholders should be aware that they cannot waive their rights under the federal securities laws. The Agreement and Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Agreement and Declaration of Trust details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Fund’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Fund also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

Limitation of Liability; Indemnification

The Agreement and Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the Investment Company Act. However, certain amendments to the Agreement and Declaration of Trust involving capital accounts and allocations thereto may not be made without the written consent of each Shareholder materially adversely affected thereby or unless each Shareholder has received written notice of the amendment and any Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)	upon the affirmative vote to dissolve the Fund by a majority of the Trustees of the Board; or
(2)	as required by operation of law.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law and could result in additional expenses to the Shareholders.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

FISCAL YEAR

The Fund’s first fiscal year will conclude on [     ]. Thereafter, the Fund’s fiscal year will be the 12-month period ending on [March 31]. The Fund’s first taxable year will conclude on [     ]. Thereafter, the Fund’s taxable year will be the 12-month period ending on [September 30].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [                  ], located at [                                               ] as independent registered public accountants for the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees of the Fund.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: [Brittney Chick-Reny], Tailwind Investment Partners, LP, located at 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615.

APPENDIX A

TAILWIND ENDOWMENT ALTERNATIVES FUND
AGREEMENT AND DECLARATION OF TRUST

Dated: [     ]

A-1

-i-

-ii-

TAILWIND ENDOWMENT ALTERNATIVES FUND

AGREEMENT AND DECLARATION OF TRUST

THIS AGREEMENT AND DECLARATION OF TRUST of Tailwind Endowment Alternatives Fund, a Delaware statutory trust, made as of May [   ], 2022 by the undersigned Trustees.

WHEREAS, the undersigned Trustee desires to establish a trust for the investment and reinvestment of funds contributed thereto;

WHEREAS, the Trustee desires that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided;

WHEREAS, the Trustee declares that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of the holders of the shares of beneficial interest issued hereunder and subject to the provisions hereof;

NOW, THEREFORE, in consideration of the foregoing, the undersigned Trustee hereby declares that all money and property contributed to the trust hereunder shall be held and managed in trust under this Agreement and Declaration of Trust (“Trust Instrument”) as herein set forth below.

article

NAME AND DEFINITIONS

Section 1.1      Name. The name of the trust established hereby is “Tailwind Endowment Alternatives Fund.”

Section 1.2      Definitions. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) “Act” means the Delaware Statutory Trust Act, 12 Del.  C. §§ 3801 et seq., as from time to time amended;

(b) “By-laws” means the By-laws referred to in Section 4.1(e) hereof, as from time to time amended;

(c) The terms “Affiliated Person,” “Assignment,” “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act. “Majority Shareholder Vote” shall have the same meaning as the term “vote of a majority of the outstanding voting securities” is given in the 1940 Act;

(d) “Class” means any division of Shares of the Trust, which Class is or has been established in accordance with the provisions of Article II hereof;

(e) “Net Asset Value” means the net asset value of each Class of the Trust determined in the manner provided in Section 7.7 hereof;

(f) “Outstanding Shares” means those Shares recorded from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

(g) “Shareholder” means a record owner of Outstanding Shares of the Trust;

(h) “Shares” means the transferable units of beneficial interest into which the beneficial interest of the Trust or Class thereof shall be divided and may include fractions of Shares as well as whole Shares;

(i) “Trust” refers to Tailwind Endowment Alternatives Fund;

(j) “Trustee” or “Trustees” means the person or persons who has or have signed this Trust Instrument, so long as such person or persons shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article III hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder;

(k) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, or the Trustees on behalf of the Trust;

(l) “Valuation Date” means the date on which the value of Shares being repurchased will be determined by the Trustees in their sole discretion;

(m)   The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations thereunder and exemptions granted therefrom, all as may be amended from time to time.

article II

BENEFICIAL INTEREST

Section 2.1      Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Classes as the Trustees shall from time to time create and establish. The number of Shares of each Class authorized hereunder is unlimited. Each Share shall have a par value of $0.001, unless otherwise determined by the Trustees in connection with the creation and establishment of a Class. All Shares issued hereunder, including without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

Section 2.2      Issuance of Shares. The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares of each Class to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a Share dividend or split-up), subject to applicable law, including cash or securities (including Shares of a different Class), at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisitions of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. The Trustees may classify and reclassify any unissued Shares or any Shares previously issued and reacquired of any Class into one or more Classes that may be established and designated from time to time.

Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Class of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may repurchase Shares of any Class from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Class generally.

Section 2.3      Register of Shares and Share Certificates. A register shall be kept at the principal office of the Trust or an office of the Trust’s transfer agent which shall contain the names and addresses of the Shareholders of each Class, the number of Shares of that Class held by each of them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the transfer agent or such other officer or agent of the Trust as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. In the event that one or more certificates are issued, whether in the name of a Shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of Shares for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

Section 2.4      Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only in accordance with Section 7.2 herein and only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust’s transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 2.5      Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 2.2 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

Section 2.6      Establishment of Classes. The Trustees may from time to time authorize the division of Shares of the Trust into one or more Classes. Separate and distinct records shall be maintained by the Trust for each Class. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of Shareholders of any Class, to establish and designate and to change in any manner any initial or additional Classes and to fix such preferences, voting powers, rights and privileges of such Classes as the Trustees may from time to time determine, to divide or combine the Shares or any Classes into a greater or lesser number, to classify or reclassify any issued Shares or any Classes into one or more Classes, and to take such other action with respect to the Shares as the Trustees may deem desirable.

Unless another time is specified by the Trustees, the establishment and designation of any Class shall be effective upon the adoption of a resolution by the Trustees setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Trust may issue any number of Shares of each Class and need not issue certificates for any Shares.

All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Classes as the context may require. All provisions herein relating to the Trust shall apply equally to each Class of the Trust except as the context otherwise requires.

All Shares of each Class shall represent an equal proportionate interest in the assets belonging to the Trust (subject to the liabilities belonging to that Class), and each Share of any Class shall be equal to each other Share of that Class; but the provisions of this sentence shall not restrict any distinctions permissible under this Section 2.6.

Section 2.7      Investment in the Trust. The Trustees shall accept investments in any Class from such persons and on such terms as they may from time to time authorize. At the Trustees’ discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the Trust is authorized to invest, valued as provided in Section 7.7 hereof. Unless the Trustees otherwise determine, investments shall be credited to each Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received. Without limiting the generality of the foregoing, the Trustees may, in their sole discretion, (a) fix the Net Asset Value per Share of the initial capital contribution, (b) impose sales or other charges upon investments in the Trust or (c) issue fractional Shares.

Section 2.8      No Preemptive Rights. Shareholders shall have no preemptive or other similar rights to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or another Class.

Section 2.9      Conversion Rights. The Trustees shall have the authority to provide from time to time that the holders of Shares of any Class shall have the right to convert or exchange said Shares for or into Shares of one or more other Classes in accordance with such requirements and procedures as may be established from time to time by the Trustees.

Section 2.10      Legal Proceedings. No person, other than a Trustee, who is not a Shareholder of the Trust or of a particular Class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to the Trust or such Class. Further, each complaining Shareholder must have been a Shareholder of the Trust or the affected Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time and each complaining Shareholder must be a Shareholder of the Trust or the affected Class, as applicable, as of the time the written demand is made upon the Trustees. No Shareholder may maintain a derivative action with respect to the Trust or any Class of the Trust unless holders of at least ten percent (10%) of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Class to which such action relates, join in the bringing of such action. All matters relating to the bringing of derivative actions in the right of the Trust shall be governed by this Section 2.10 and Section 3816 of the Act.

In addition to the requirements set forth in Section 3816 of the Act, a Shareholder may bring a derivative action on behalf of the Trust or any Class of the Trust only if the following conditions are met: (a) the Shareholder or Shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust; and (b) unless a demand is not required under clause (a) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. For purposes of this Section 2.10, the Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. If the demand for derivative action has been considered by the Board of Trustees, and a majority of those Trustees who are not deemed to be Interested Persons of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Class, as applicable, the complaining Shareholders shall be barred from commencing the derivative action. If upon such consideration the appropriate members of the Board of Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining Shareholders of any decision reached under this paragraph in writing within ten business days of such decision having been reached.

For purposes of this Section 2.10, a written demand upon the Trustees must include at least the following: (a) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (b) a statement to the effect that the complaining Shareholder(s) believe that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Class, as applicable, and an explanation of why the complaining Shareholders believe that to be the case; (c) a certification that each complaining Shareholder was a Shareholder of the Trust or the affected Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time and each complaining Shareholder was a Shareholder of the Trust or the affected Class, as applicable, as of the time the written demand upon the Trustees, as well as information reasonably designed to allow the Trustees to verify that certification; and (d) a certification that each complaining Shareholder will be a Shareholder of the Trust or the affected Class, as applicable, as of the commencement of the derivative action.

This Section 2.10 will not apply to claims brought under the federal securities laws.

Section 2.11       Status of Shares. Shares shall be deemed to be personal property giving only the rights provided in this Trust Instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners.

article III

THE TRUSTEES

Section 3.1      Management of the Trust. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.3 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. The initial Trustee of the Trust shall be David B. Perkins.

Section 3.2      Term of Office of Trustees. Subject to any limitations on the term of service imposed by the By-laws or any retirement policy adopted by the Trustees, each Trustee shall hold office during the existence of this Trust, and until its termination as herein provided; except: (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the Chairman, President, Secretary, or other Trustee of the Trust, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed, with or without cause, at any time by written instrument, signed by at least two-thirds of the Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed, with or without cause, at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the outstanding Shares of the Trust.

Section 3.3      Vacancies and Appointment of Trustees. In the case of the declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of disease or otherwise of a Trustee, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustee or Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations under the 1940 Act, unless such Trustee or Trustees determine, in accordance with Section 3.5, to decrease the size of the Board to the number of remaining Trustees.

An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees.

An appointment of a Trustee shall be effective upon the acceptance of the person so appointed to serve as Trustee, except that any such appointment in anticipation of a vacancy shall become effective at or after the date such vacancy occurs.

Section 3.4      Temporary Absence of Trustee. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided or unless there is only one or two Trustees.

Section 3.5      Number of Trustees. The number of Trustees shall be one, or such other number as shall be fixed from time to time by the Trustees.

Section 3.6      Effect of Death, Resignation, Etc. of a Trustee. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

Section 3.7      Ownership of Assets of the Trust. Legal title in and beneficial ownership of all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees may cause legal title in and beneficial ownership of any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of any person as nominee acting for and on behalf of the Trust. No Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust, or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument. The Trust, or at the determination of the Trustees, one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities of the Trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.

Section 3.8      No Accounting. Except to the extent required by the 1940 Act or, if determined to be necessary or appropriate by the other Trustees under circumstances which would justify his or her removal for cause, no person ceasing to be a Trustee for reasons including, but not limited to, death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

article IV

POWERS OF THE TRUSTEES

Section 4.1      Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Trust Instrument, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

(b) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations, including the power to invest all or any part of its assets in the securities of another investment company;

(c) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation, liability or engagement of any person and to lend Trust Property;

(d) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

(e) To adopt By-laws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders, which By-laws shall be deemed a part of this Trust Instrument and are incorporated herein by reference;

(f)   To elect and remove such officers and appoint and terminate such agents and contractors as they consider appropriate, any of whom may be a Trustee, and may provide for the compensation of all of the foregoing;

(g) To establish separate Classes having such relative rights, powers and duties as they may provide, consistent with applicable law;

(h) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as custodians of any assets of the Trust, subject to the 1940 Act and to any conditions set forth in this Trust Instrument;

(i) To retain one or more transfer agents and shareholder servicing agents, or both;

(j) To set record dates in the manner provided herein or in the By-laws;

(k) To delegate such authority (which delegation may include the power to subdelegate) as they consider desirable to any officers of the Trust and to any investment adviser, manager, administrator, custodian, underwriter or other agent or independent contractor;

(l) To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(m)   To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(n) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(o) To the extent permitted by law, indemnify any person with whom the Trust has dealings;

(p) To engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(q) To purchase and pay for entirely out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the Trust Property and payment of distributions and principal on its investments, and insurance policies insuring the Shareholders, Trustees, officers, representatives, employees, agents, investment advisers, managers, administrators, custodians, underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(r)   To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust, subject to the provisions of Section 9.4(b) hereof;

(s)   To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

(t) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

(u) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(v) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation, issuer or concern, any security or debt instrument of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation, issuer or concern, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

(w)   To litigate, compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(x) To make distributions of income and of capital gains to Shareholders in the manner herein provided;

(y) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Classes thereof;

(z) To cause each Shareholder, or each Shareholder of any particular Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder;

(aa) To establish one or more committees composed of one or more of the Trustees, and to delegate any of the powers of the Trustees to said committees;

(bb)   To interpret the investment policies, practices or limitations of the Trust;

(cc) To establish a registered office and have a registered agent in the State of Delaware;

(dd)   To compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants, contractors and employees of the Trust or the Trustees on such terms as they deem appropriate;

(ee) To invest part or all of the Trust Property, or to dispose of part or all of the Trust Property and invest the proceeds of such disposition, in interests issued by one or more other investment companies or pooled portfolios (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies or pooled portfolios) all without any requirement of approval by Shareholders. Any such other investment company or pooled portfolio may (but need not) be a trust (formed under the laws of any state or jurisdiction), which is classified as a partnership for federal income tax purposes; and

(ff) In general, to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust, and not an action in an individual capacity.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

Section 4.2      Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, exchange, and otherwise deal in Shares; to suspend or terminate the sales of Shares of any Class for any period of time; to establish terms and conditions, including any fees or expenses, regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition or exchange of or dealing in Shares of any Class; and subject to the provisions set forth in Article II and Article VII, to apply to any such repurchase, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or a particular Class of the Trust, with respect to which such Shares are issued.

Section 4.3      Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if such person were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which such person invested, subject to the general limitations herein contained as to the sale and purchase of such Shares.

Section 4.4      Action by the Trustees and Committees. The Trustees (and any committee thereof) may act at a meeting held in person or in whole or in part by conference telecommunications equipment. One-third, but not less than two, of the Trustees shall constitute a quorum at any meeting unless there is only one Trustee. Except as the Trustees may otherwise determine, one-third of the members of any committee shall constitute a quorum at any meeting. The vote of a majority of the Trustees (or committee members) present at a meeting at which a quorum is present shall be the act of the Trustees (or any committee thereof). The Trustees (and any committee thereof) may also act by written consent signed by a majority of the Trustees (or committee members). Regular meetings of the Trustees may be held at such places and at such times as the Trustees may from time to time determine. Special meetings of the Trustees (and meetings of any committee thereof) may be called orally or in writing by the Chairman of the Board of Trustees (or the chairman of any committee thereof) or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees (or any committee thereof) shall be given by the party calling the meeting to each Trustee (or committee member) by telephone, telefax, telegram or other electronic means sent to the person’s home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to the person’s home or business address at least seventy-two hours in advance of the meeting. Notice of all proposed written consents of Trustees (or committees thereof) shall be given to each Trustee (or committee member) by telephone, telefax, telegram, or first-class mail sent to the person’s home or business address. Notice need not be given to any person who attends a meeting without objecting to the lack of notice or who executes a written consent or a written waiver of notice with respect to a meeting. Written consents or waivers may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof may be accomplished by telefax or other electronic means approved by the Trustees.

Section 4.5      Chairman of the Trustees. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees at which he is present and may be (but is not required to be) the chief executive officer of the Trust.

Section 4.6      Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment adviser, investment sub-adviser, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other person; and the Trust may employ any such Affiliated Person or other person, or firm or company in which such Affiliated Person or other person is an Interested Person, as broker, legal counsel, registrar, investment adviser, investment sub-adviser, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

article V

INVESTMENT ADVISER, INVESTMENT SUB-ADVISER,
PRINCIPAL UNDERWRITER, ADMINISTRATOR, TRANSFER AGENT,
CUSTODIAN AND OTHER CONTRACTORS

Section 5.1      Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine to be appropriate:

(a) Investment Adviser and Investment Sub-Adviser. The Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust whereby the other party or parties to such contract or contracts shall undertake to furnish the Trust with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine. Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees.

The Trustees may authorize, subject to applicable requirements of the 1940 Act, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser. Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

(b) Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine and may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

(c) Administrator. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties shall undertake to furnish the Trust with administrative services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(d) Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trust with transfer agency and Shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(e) Servicing Agent. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties shall undertake to furnish the Trust with Trust and/or Shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(f)   Fund Accounting. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to handle all or any part of the Trust’s accounting responsibilities, whether with respect to the Trust’s properties, Shareholders or otherwise. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(g) Custodian and Depository. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to act as depository for and to maintain custody of the property of the Trust or any Class and accounting records in connection therewith. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(h) Parties to Contract. Any contract described in this Article V hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article V. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to this Article V, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 5.1.

article VI

SHAREHOLDER VOTING POWERS AND MEETINGS

Section 6.1     Voting. The Shareholders shall have power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into pursuant to Article V to the extent required by the 1940 Act; (c) with respect to termination of the Trust or a Class thereof to the extent required by applicable law; and (d) with respect to such additional matters relating to the Trust as may be required by this Trust Instrument, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

Notwithstanding any other provision of this declaration, on any matter submitted to a vote of Shareholders, unless the Trustees determine otherwise, all Shares of all Classes then entitled to vote shall be voted in aggregate, provided, however, that: (a) as to any matter with respect to which a separate vote of any Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (b) unless the Trustees determine that this clause (b) shall not apply in a particular case, to the extent that a matter referred to in clause (a) above affects more than one Class and the interests of each such Class in the matter are identical, then the Shares of all such affected Classes shall vote as a single class; and (c) as to any matter which does not affect the interests of a particular Class, only the holders of Shares of the one or more affected Classes shall be entitled to vote. A Shareholder of each Class shall be entitled to one vote for each Share of such Class on any matter on which such Shareholder is entitled to vote. A Shareholder of each Class shall be entitled to a proportionate fractional vote for each fractional Share of such Class on any matter on which such Shareholder is entitled to vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, other electronic means or in any other manner provided for in the By-laws. Anything in this Trust Instrument to the contrary notwithstanding, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of the Trust or one or more Classes thereof, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the By-laws of the Trust to be taken by Shareholders.

Section 6.2      Meetings. Meetings of Shareholders (including meetings involving only the holders of Shares of one or more but less than all the Classes) may be called by the Trustees from time to time to be held at such place within or without the State of Delaware, and on such date as may be designated in the call thereof for the purpose of taking action upon any matter as to which the vote or authority of the Shareholders of any Class or of the Trust is required or permitted as provided in Section 6.1. Special meetings of the Shareholders may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the Shareholders for the purpose of removing one or more Trustees shall be called by the Trustees upon the written request of Shareholders owning at least 10 percent (10%) of the Outstanding Shares of all Classes entitled to vote. Notice shall be sent, postage prepaid, by mail or such other means determined by the Trustees, at least 7 days prior to any such meeting.

Section 6.3      Quorum and Required Vote. Unless a larger percentage is required by law, by any provision of this Trust Instrument or by the Trustees, one-third of the Shares entitled to vote in person or by proxy on a particular matter shall be a quorum for the transaction of business at a Shareholders’ meeting with respect to that matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held without the necessity of further notice. Except when a larger vote is required by law, by any provision of this Trust Instrument or by the Trustees, a majority of the Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present shall decide any questions with respect to that matter and a plurality shall elect a Trustee.

Section 6.4      Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, by any provision of this Trust Instrument or by the Trustees) consent to the action in writing. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. The Trustees may adopt additional rules and procedures regarding the taking of Shareholder action by written consents.

article VII

DISTRIBUTIONS AND REPURCHASES

Section 7.1      Distributions.

(a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

(b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. All dividends and other distributions on Shares of a particular Class shall be distributed pro rata to the Shareholders of that Class in proportion to the number of Shares of that Class they held on the record date established for such payment, except that in connection with any dividend or distribution program or procedures the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder’s purchase order and/or payment in the prescribed form has not been received by the time or times established by the Trustees under such program or procedure. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

(c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Class, as of the record date of that Class fixed as provided in Section (b) hereof. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

Section 7.2      Transfer of Shares.

(a) Any Shares held by a Shareholder may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Shareholder or (2) with the consent of the Trustees (which may be withheld in the Trustees’ sole and absolute discretion). If a Shareholder transfers Shares with the approval of the Trustees, the Trustees will as promptly as practicable take all necessary actions so that each transferee or successor to whom or to which the Shares are transferred is admitted to the Trust as a Shareholder. The admission of any transferee as a substituted Shareholder will be effective upon the execution and delivery by, or on behalf of, the substituted Shareholder of an investor application form. Each Shareholder and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Trust in connection with any transfer. In connection with any request to transfer Shares, the Trust may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Trustees as to such matters as the Trustees may reasonably request. If a Shareholder transfers all of its Shares, it will not cease to be a Shareholder unless and until the transferee is admitted to the Trust as a substituted Shareholder in accordance with this Section 7.2(a). Any transfer of Shares permitted under this Section 7.2(a) will be effected in accordance with the provisions of Section 2.4 hereof. Pursuant to Section 4.1(k) hereof, the Trustees hereby delegate to the officers of the Trust all power and authority to approve and effect transfers of Shares pursuant to this Section 7.2(a).

(b) Each Shareholder will indemnify and hold harmless the Trust, the Trustees, each other Shareholder and any Affiliated Person of the Trust, the Trustees, the investment adviser, any sub-adviser and each of the other Shareholders against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any transfer made by the Shareholder in violation of this Section 7.2 and (2) any misrepresentation by the transferring Shareholder or substituted Shareholder in connection with the transfer. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Trust in connection with the transfer, by setting off such charges due from such Shareholder from declared but unpaid dividends or distributions owed such Shareholder and/or by reducing the number of shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 7.3      Repurchases. Unless the Trustees otherwise determine with respect to a particular Class at the time of establishing and designating the same, each Shareholder of a particular Class shall have the right at such times as may be permitted by the Trustees to require the Trust to repurchase (out of the assets belonging to the applicable Class) all or any part of his Shares at the net asset value thereof as of the repurchase pricing date established by the Trustees, less any repurchase fee established by the Trustees in their discretion, and subject to such conditions as the Trustees may determine, which may include establishing a maximum amount of Shares that may be repurchased and prorating Shares tendered for repurchase if the repurchase is oversubscribed. Payment for said Shares may be made in cash, by promissory note or wholly or partly in-kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the repurchase price shall be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in-kind.

Section 7.4       Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof, unless otherwise permitted by the 1940 Act, for any reason under the terms established by the Trustees from time to time including but not limited to: (i) if at such time such Shareholder owns Shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees; (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage of the outstanding Shares determined from time to time by the Trustees; (iii) the failure of a Shareholder to supply a tax identification number or other identification or if the Trust is unable to verify a Shareholder’s identity; (iv) the failure of a Shareholder to pay when due the purchase price of Shares; (v) when the Trust is requested or compelled to do so by governmental authority; or (vi) the determination by the Trustees or pursuant to policies and procedures adopted by the Trustees that ownership of Shares is not in the best interest of the remaining Shareholders of the Trust or applicable Class.

Section 7.5      Suspension of the Right of Repurchase. The Trustees may declare a suspension of the right of repurchase or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify and thereafter there shall be no right of repurchase or payment until the Trustees shall declare the suspension at an end. In the event that the Trust is divided into Classes, the provisions of this Section 7.5, to the extent applicable as determined in the discretion of the Trustees and consistent with the 1940 Act, may be equally applied to each such Class.

Section 7.6      Redemption of Shares to Qualify as a Regulated Investment Company. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares has or may become concentrated in any Person to an extent that would disqualify the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), then the Trustees shall have the power (but not the obligation) by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares to any Person whose acquisition of Shares in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided herein. The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority.

Section 7.7      Net Asset Value. The Net Asset Value of each outstanding Share of any Class shall be the quotient obtained by dividing (a) the value of the net assets belonging to that Class less the liabilities belonging to such Class by (b) the total number of Shares of that Class outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

article VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1      Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2      Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3      Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4      Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5       Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

article IX

MISCELLANEOUS

Section 9.1      Trust Not a Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby. All persons extending credit to, contracting with or having any claim against the Trust or any Class shall look only to the assets of the Trust or such Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Section 9.2      Trustees’ and Officers’ Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to the provisions of Article VIII: (i) the Trustees and officers shall not be responsible or liable in any event for any neglect or wrongdoing of any agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee or officer be responsible for the act or omission of any other Trustee; (ii) the Trustees and officers may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument and their duties as Trustees or officers, as applicable, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the officers, when acting in good faith shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees and/or officers by any independent public accountant or (with respect to the subject matter of the contract involved) any officer, director, partner or responsible employee of a contracting party appointed by the Trustees; and (iv) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by the Trustees, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a contracting party appointed by the Trustees. The Trustees and officers as such shall not be required to give any bond or surety or any other security for the performance of their duties.

Section 9.3      Establishment of Record Dates. The Trustees may close the Share transfer books of the Trust for a period not exceeding one hundred twenty (120) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding one hundred twenty (120) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

Section 9.4       Dissolution and Termination of Trust.

(a) This Trust shall continue without limitation of time but subject to the provisions of sub-sections (b) and (c) of this Section 9.4.

(b) Notwithstanding anything in Section 9.5 to the contrary, the Trustees may without Shareholder approval (unless such approval is required by the 1940 Act) in dissolution of the Trust or any Class, liquidate, reorganize or dissolve the Trust or any Class in any manner or fashion not inconsistent with applicable law, including, without limitation,

(i)	sell and convey all or substantially all of the assets of the Trust or any Class to another trust, partnership, limited liability company, association or corporation, or to a separate series or class of shares thereof, organized under the laws of any state or jurisdiction, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any Class, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, limited liability company, association or corporation or of a series thereof; or

(ii)	at any time sell and convert into money all of the assets of the Trust or any Class.

Following a sale or conversion in accordance with the foregoing sub-Section 9.4(b)(i) or (ii), and upon making reasonable provision, in the determination of the Trustees, for the payment of all liabilities of the Trust or the affected Class as required by applicable law, by such assumption or otherwise, the Shareholders of each Class involved in such sale or conversion shall be entitled to receive, as a Class, when and as declared by the Trustees, the excess of the assets allocated to that Class over the liabilities allocated to such Class. The assets so distributable to the Shareholders of any particular Class shall be distributed among such Shareholders in proportion to the number of Shares of that Class held by them and recorded on the books of the Trust.

(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust (in the case of a sale or conversion with respect to the Trust) or any affected Class shall terminate and the Trustees and the Trust or any affected Class shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or such affected Class shall be cancelled and discharged.

Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust’s certificate of trust to be filed in accordance with the Act, which certificate of cancellation may be signed by any one Trustee.

Section 9.5       Merger, Consolidation, Incorporation. Anything in this Trust Instrument to the contrary notwithstanding, the Trustees, in order to change the form of organization and/or domicile of the Trust, may, without prior Shareholder approval, (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships, limited liability companies, associations or corporations which is or are formed, organized or existing under the laws of a state, commonwealth possession or colony of the United States, or (ii) cause the Trust to incorporate under the laws of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of the Trustees. Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of any merger or consolidation approved in accordance with this Section 9.5 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation. Any merger or consolidation of the Trust other than as described in the foregoing provisions of this Section 9.5 shall, in addition to the approval of the Trustees, require a Majority Shareholder Vote. Nothing in this Section 9.5 shall require, however, Shareholder approval of any transaction whereby the Trust or any Class thereof acquires or assumes all or any part of the assets and liabilities of any other entity.

Section 9.6      Filing of Copies, References, Headings. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions like “his,” “he” and “him,” shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 9.7      Applicable Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 9.8      Amendments. Except as specifically provided herein, the Trustees may, without Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in Section 6.1, (ii) on any amendment to this Section 9.8, (iii) on any amendment for which such vote is required by law and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Classes shall be authorized by vote of the Shareholders of each Class affected and no vote of shareholders of a Class not affected shall be required. Anything in this Trust Instrument to the contrary notwithstanding, any amendment to Article VIII hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment.

Section 9.9       Fiscal Year. The fiscal year of the Trust shall end on a specified date as determined from time to time by the Trustees.

Section 9.10      Provisions in Conflict with Law. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

Section 9.11       Allocation of Certain Expenses. Each Shareholder will, at the discretion of the Trustees, indemnify the Trust against all expenses and losses resulting from indebtedness incurred in connection with facilitating (i) requests pending receipt of the collected funds from investments sold on the date of such Shareholder’s redemption request; (ii) redemption requests from such Shareholder who has also notified the Trust of its intention to deposit funds in its accounts on the date of said redemption request; or (iii) the purchase of investments pending receipt of collected funds from such Shareholder who has notified the Trust of its intention to deposit funds in its accounts on the date of the purchase of the investments.

Section 9.12       Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration of Trust to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Declaration of Trust or the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Act), including via the internet, or in any other manner permitted by applicable law. All requirements in this Declaration of Trust that any writing be signed shall be deemed to be satisfied by any electronic transmission in such form that is acceptable to the Trustees.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned, being the initial Trustee of the Trust, has executed this Declaration of Trust as of the of [ ], 2022.

David B. Perkins

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion dated MAY 16, 2022

STATEMENT OF ADDITIONAL INFORMATION

Tailwind Endowment Alternatives Fund

Class D Shares

Class R Shares

Class I Shares

Dated [   ], 2022

8510 Colonnade Center Drive, Suite 150

Raleigh, NC 27615

Telephone: (888) 363-2324

This Statement of Additional Information (“SAI”) is not an offering memorandum. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Tailwind Endowment Alternatives Fund (the “Fund”) dated [ ], 2022, as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s stated fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action. As defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders of the Fund (the "Shareholders") duly called, (a) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the Shares of the Fund are present in person or represented by proxy; or (b) of more than 50% of the Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

•	Issue senior securities or borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC;

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities;

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements and except as permitted under the 1940 Act;

•	Invest 25% or more of the value of the Fund's total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. Government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Fund Investments (or in another comparable investment pool). The Fund may invest in Fund Investments that may concentrate their assets in one or more industries. The Fund will not Invest 25% or more of its assets in a Fund Investment or Investments, in aggregate, that it knows concentrates its assets in a single industry.

•	Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it; and

•	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts.

For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund has adopted the industry classifications as set forth in Appendix A to this SAI.

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For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund will not invest 25% or more of its assets in a Fund Investment that it knows concentrates its assets in a single industry.

No other policy, including the investment objective of the Fund is a fundamental policy of the Fund. The Board of Trustees may modify the Fund’s borrowing policies subject to applicable law, including any required shareholder approval.

Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the 1940 Act of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.

The Fund can issue “senior securities,” except as permitted by the 1940 Act. Nevertheless, the Fund may engage in certain investment activities for which assets of the Fund may be designated as segregated, or for which margin, collateral or escrow arrangements may be established, to cover certain obligations of the Fund. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

With respect to these investment restrictions and other policies described in this SAI (except the Fund’s policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Fund Investments in which the assets of the Fund are invested, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The Fund’s investment objective is not in itself fundamental, and may be changed by the approval of the Fund’s Board of Trustees, and without the approval of the Shareholders.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS

As discussed in the Prospectus, to pursue its objective, the Fund invests substantially all of its assets in the Fund Investments. The Private Investment Funds are managed by third-party managers (“Private Investment Managers”) and Hedged Investment Funds are managed by third party managers (“Hedged Investment Managers”) and together (“Fund Managers”) that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. Fund Investments may be either U.S. private investment funds or certain qualifying non-U.S. private investment funds. The Fund may also on occasion retain Private Investment Managers to manage a designated segment of the Fund’s assets (the “Separately Managed Accounts”) in accordance with the Private Investment Manager’s investment program. Additional information regarding the types of securities and financial instruments in which the Fund Managers may invest the assets of Fund Investments, and certain of the investment techniques that may be used by the Fund Managers, is set forth below. Detailed information on the investment strategies in which the Fund Managers invest is set forth in the Prospectus under the section titled [“INVESTMENT OBJECTIVE AND STRATEGIES — INVESTMENT STRATEGIES.”]

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Equity Securities

The investment portfolios of Fund Investments will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Fund Managers may generally invest Fund Investments in equity securities without restriction. These investments may include securities of companies with small to medium-sized market capitalizations, including “microcap” companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

Fixed-Income Securities

Fund Managers may invest in fixed-income securities. Fund Managers will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Fund Managers may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Fund Manager to be of comparable quality.

Fund Manager may investment in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

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Non-U.S. Securities

Fund Managers may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Fund Managers may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in this SAI under “RISKS OF SECURITIES ACTIVITIES OF THE FUND MANAGERS — NON-U.S. INVESTMENTS.”

As a general matter, Fund Managers are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Fund Manager may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund Managers’ obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund Manager for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the manager anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund Manager to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund Managers’ existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund Managers’ non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Fund Managers’ investment objective, such as when a Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund Manager’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

Money Market Instruments

The Fund, and Fund Managers may during periods of adverse market or economic conditions for defensive purposes, invest some or all of their assets in cash, cash equivalents, money market instruments (which may include commercial paper, certificates of deposit), and other short-term obligations which generally have remaining maturities of one year or less, in such amounts as the Fund's Adviser deems appropriate under the circumstances. If the Fund invests in such manner, it may not achieve its investment objective. The Fund or the Fund Investments may also invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances.

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Repurchase Agreements

Repurchase agreements are agreements under which the Fund, a Fund Investment purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund, a Fund Investment at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Fund Investment would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Fund Investment might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from the Fund’s use of repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund Investment. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Fund Investments’ investment portfolio.

Special Investment Techniques

The Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that a Fund Investment may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Fund Investment may suffer losses as a result of its hedging activities.

Options and Futures

The Fund Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Fund Investment bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, the Fund Managers may have difficulty closing out its position. Over-the-counter options purchased and sold by Fund Investments may include options on baskets of specific securities.

The Fund Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Fund Investment owns the underlying security. The sale of such an option exposes a Fund Investment during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Fund Investments’ books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Fund Investments need not be covered.

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A Fund Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Fund Investment will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund Managers would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Fund Managers could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Fund Investments could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. The Fund intends to claim an exemption from registration as a “Commodity Pool Operator” under Rule 4.5 of the Commodity Exchange Act, as amended, (the “CEA”) and therefore will not be subject to registration as Commodity Pool Operators under the CEA. The Adviser is also exempt from registration as Commodity Pool Operators under the CEA. The Fund does not trade commodity interests directly and the Adviser does not allocate more than 50% of the Fund’s assets to Fund Investments that trade commodity interests.

Fund Investments may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of a Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund Investment to substantial losses.

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Successful use of futures also is subject to a Fund Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Fund Managers may purchase and sell stock index futures contracts for a Fund Investment. A stock index future obligates the Fund Investment to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Fund Managers may purchase and sell interest rate futures contracts for a Fund Investment. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Fund Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes

Some or all of the Fund Managers may purchase and sell for the Fund Investments call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Adviser of options on stock indexes will be subject to the Fund Managers’ ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements

The Fund Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Fund Investments. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Most swap agreements entered into by a Fund Investment would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Fund Investment’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Fund Investment’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by the Fund Managers in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

Lending Portfolio Securities

The Fund Investment Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund Investments continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund Investments an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. The Fund Investments generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund Investments might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with a Fund Investment.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund Investments may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Fund Investment enters into the commitment, but a Fund Investment does not make payment until it receives delivery from the counterparty. After a Fund Investment commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

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Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund Investments to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund Investment is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Fund Investment. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Fund Investment on a forward basis will not honor its purchase obligation. In such cases, the Fund Investment or the Separately Managed Account may incur a loss.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES AND TECHNIQUES

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective is not a fundamental policy and it may be changed by the Board of Trustees without Shareholder approval. Notice will be provided to Shareholders prior to any such change.

RISKS OF SECURITIES ACTIVITIES OF THE FUND MANAGERS

All securities investing and trading activities involve the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Fund Managers:

Equity Securities

A Fund Manager’s investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. A Fund Manager also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS,” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Bonds and Other Fixed Income Securities

Fund Investments may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Fund Investments will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

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Non-U.S. Investments

It is expected that Fund Investments will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by: exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

Foreign Currency Transactions

Fund Investments may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in a Fund Investment. Fund Investments may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Fund Investment agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Fund Investment would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund Investment has contracted to receive in the exchange. A Fund Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund Investments may enter into forward contracts (“forward contracts”) for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when a Fund Manager anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund Manager to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of a Fund Investment, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when a Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Fund Investments are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

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Small Capitalization Issuers

Fund Investments may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Distressed Securities

Certain of the companies in whose securities the Fund Investments may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to a Fund Investment’s or a Separately Managed Account’s investment in any instrument, and a significant portion of the obligations and preferred stock in which a Fund Investment invests may be less than investment grade. Any one or all of the issuers of the securities in which a Fund Investment may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund Managers will correctly evaluate the value of the assets collateralizing such Fund Investments’ loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund Investments invest, such Fund Investment may lose its entire investment, may be required to accept cash or securities with a value less than such Fund Investment’s or Separately Managed Account’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from a Fund Investment’s or a Separately Managed Account’s investments may not compensate the investors adequately for the risks assumed.

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In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to a Fund Investment of the security in respect to which such distribution was made.

In certain transactions, a Fund Investments or a Separately Managed Account may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

Purchasing Initial Public Offerings

Fund Investments may purchase securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund Managers to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when a Fund Investment’s or a Separately Managed Account’s asset base is small, a significant portion of such Fund Investment’s or Separately Managed Account’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund Investment or the Separately Managed Account.

Illiquid Fund Investment

Fund Investments may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Fund Investment may not be able to sell them when the Fund Manager desires to do so or to realize what the Fund Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

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The Fund itself is illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investments. The illiquidity of this investment may adversely affect the Fund if it sold such investment at an inopportune time. See “Repurchase Offers” in the Fund’s Prospectus.

Payment In-Kind for Repurchased Shares

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions from the Fund Investments or securities from such Fund Investments that are transferable to the Shareholders. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities (see “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Securities Believed to Be Undervalued or Incorrectly Valued

Securities that Fund Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame a Fund Manager anticipates. As a result, the Fund Investments in which the Fund invests may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to a Fund Manager’s investment in any instrument and some obligations and preferred stock in which the Fund Managers invest may be less than investment grade.

Event-Driven Strategies

Event-driven strategies generally incur significant losses when proposed transactions are not consummated. The consummation of mergers, tender offers, and exchange offers and other significant corporate events can be prevented or delayed by a variety of factors, including: (i) regulatory intervention; (ii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iii) failure to obtain the necessary shareholder approvals; (iv) adverse market or business conditions resulting in material change or termination of the pending transaction; (v) additional requirements imposed by law; and (vi) inability to obtain adequate financing.

Activist Trading Strategy

The success of the Fund’s investments in Fund Investments that pursue an activist trading strategy may require, among other things: (i) that the Adviser properly identify companies whose securities prices can be improved through corporate and/or strategic action; (ii) that the Fund Investments acquire sufficient securities of such companies at a sufficiently attractive price; (iii) that the Fund Investments avoid triggering anti-takeover and regulatory obstacles while aggregating its position; (iv) that management of companies and other security holders respond positively to the Adviser’s proposals; and (v) that the market price of a company’s securities increases in response to any actions taken by companies. There can be no assurance that any of the foregoing will succeed.

Successful execution of an activist strategy will depend on the cooperation of security holders and others with an interest in the company. Some security holders may have interests which diverge significantly from those of the Fund Investments and some of those parties may be indifferent to the proposed changes. Moreover, securities that the Adviser believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Fund Managers anticipate, even if a Fund Investment’s strategy is successfully implemented. Even if the prices for a company’s securities have increased, there is no assurance that the Fund Investments will be able to realize any increase in the price of such securities.

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Convertible Bond Arbitrage

The success of the investment activities involving convertible bond arbitrage will depend on the Fund Managers’ ability to identify and exploit price discrepancies in the market. Identification and exploitation of the market opportunities involve uncertainty. No assurance can be given that the Fund Managers will be able to locate investment opportunities or to correctly exploit price discrepancies. In the event that the perceived mispricings underlying the Fund Managers’ positions were to fail to materialize as expected by the Fund Managers, the Fund could incur a loss.

Merger Arbitrage

Merger arbitrage is a strategy that seeks to profit from changes in the price of securities of companies involved in extraordinary corporate transactions. The difference between the price paid by the Fund Managers for securities of a company involved in an announced extraordinary corporate transaction and the anticipated value to be received for such securities upon consummation of the proposed transaction will often be very small. Since the price bid for the securities of a company involved in an announced extraordinary corporate transaction will generally be at a significant premium above the market price prior to the announcement, if the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the securities will usually decline sharply, perhaps by more than the Fund Managers’ anticipated profit, even if the security’s market price returns to a level comparable to that which exists prior to the announcement of the deal.

Numerous factors, such as the possibility of litigation between the participants in a transaction, the requirement to obtain mandatory or discretionary consents from various governmental authorities or others, or changes in the terms of a transaction either by the initial participants or as a result of the entry of additional participants, make any evaluation of the outcome of an arbitrage situation uncertain; and these uncertainties may be increased by legal and practical considerations that limit the access of the Fund Managers to reliable and timely information concerning material developments affecting pending transactions, or that cause delays in the consummation of transactions resulting in an increase of the Fund’s costs.

Major Stock Market Correction

A major stock market correction may result in the widening of arbitrage spreads generally and in the termination of some merger and acquisition (“M&A”) transactions. In the event of such a correction, to the extent the portfolios contain stock-for-stock transactions, short positions held by the Fund (through the Fund Investments) in acquiring companies are anticipated to provide a significant but not complete offset to the potential losses on long positions held by the Fund (through the Fund Investments) in target companies. A major stock market correction may also adversely affect the number and frequency of publicly announced M&A transactions available for investment by the Fund (through the Fund Investments).

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Interest Rate Risk

The Fund Investments, and therefore the Fund, are subject to financial market risks, including the risk of a change in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of convertible securities owned by the Fund Investments. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. The Fund Investments may also invest in floating rate securities.

Interest rates have recently been at or near historic lows. The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility. The Fund Investments, and therefore the Fund, currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.

In the event of a rising interest rate environment, payments under floating rate debt instruments or equities generating yields would rise and there may be a significant number of issuers of such floating rate debt instruments or equities that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments or equities generating yields may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Contingent Liabilities

The Fund may from time to time incur contingent liabilities in connection with an investment made through the Fund Investments. For example, the Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund might be obligated to fund a portion of the amounts due.

General Credit Risks

The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Fund Managers cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund Managers cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. The Fund will not have the right to proceed directly against obligors on bank loans, high yield securities and other fixed income securities selected by the Fund Managers (“Reference Securities”).

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Credit Default Swaps

The Fund Investments may enter into credit default swaps. Under these instruments, the Fund Investments will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”). The Fund Investments will have no direct right or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation. The Fund Investments will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the credit default swap counterparty, the Fund Investments will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation. Consequently, the Fund Investments will be subject to the credit risk of the counterparty and in the event a Fund Investment will be selling credit default swaps, the Fund Investments will also be subject to the credit risk of the Reference Obligor. As a result, concentrations of credit default swaps in any one counterparty expose the Fund Investments to risk with respect to defaults by such counterparty.

Bank Debt Transactions

Bank debt will be included as Reference Securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the holder of the interest affecting the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of certain of the Reference Securities.

In addition to the special risks generally associated with investments in bank loans described above, the Fund (through the Fund Investments) in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The Fund’s investments (through the Fund Investments) in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

Complexity of Quantitative Trading Strategies: Reliance on Technology

Many of the investments that the Fund Managers are expected to trade on behalf of the Fund, and many of the trading strategies that the Fund Managers are expected to execute on behalf of the Fund, are highly complex. In certain cases, the successful application of a particular trading strategy may require relatively sophisticated mathematical calculations and relatively complex computer programs. While the Adviser intends to use “good faith” efforts to carry out such calculations and such programs correctly and to use the aforementioned investments and strategies effectively, there can be no assurance that it will prove successful in doing so. In addition, whether or not such calculations or programs relate to a substantial portion of the investment portfolio of the Fund, any errors in this regard could have a material adverse effect on the Fund.

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Certain of the trading strategies expected to be used by the Fund Managers are dependent upon various computer and telecommunications technologies. The successful deployment of these strategies, the implementation and operation of these strategies and any future strategies, and various other critical activities of the Fund Managers could be severely compromised by telecommunications failures, power loss, software-related “system crashes,” fire or water damage, or various other events or circumstances. The Fund Managers do not provide comprehensive and foolproof protection against all such events (whether because they believe such to be impractical or prohibitively expensive in terms of financial expenditures and/or scheduling delays, or for other reasons), and are not expected to secure such comprehensive or foolproof protection. Any event that interrupts the Fund Managers’ computer and/or telecommunications operations, however, could result in, among other things, the inability to establish, modify, liquidate, or monitor the Fund’s investment portfolio, and, for those and other reasons, could have a material adverse effect on the operating results, financial condition, activities, and prospects of the Fund.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Fund Managers may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Fund Investments’ investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Fund Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Fund Investments in the future that cannot be determined at this time or until such instruments are developed or invested in by Fund Investments. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

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Hedging Transactions

Fund Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Fund Managers to hedge against a change or event at a price sufficient to protect a Fund Investments’ assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the Fund Managers may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for a Fund than if the Fund Managers had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Fund Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund Managers from achieving the intended hedge or expose a Fund to additional risk of loss.

Swap Agreements

Fund Investments may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund Investments had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most of these swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund Investments are contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that the Fund Investments contractually are entitled to receive.

The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a constructive ownership of the reference property which may result in a portion of any long-term capital gain being treated as ordinary income.

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Leverage

In addition to the use of leverage by the Fund Managers in their respective trading strategies, the Adviser intends to leverage the Fund’s allocations to the Fund Managers through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Fund Managers (many of which trade on margin and do not generally need additional capital from the Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Adviser determines to be creditworthy.

The Adviser anticipates that Fund Investments’ investments generally will be maintained representing an aggregate investment with the Fund Managers of between 150% to 300% of the Fund’s equity, although this investment leverage varies as the Adviser allocates and reallocates assets.

Thus the Fund, through its leveraged investments in the Fund Investments and through each Fund Manager’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Fund Managers employ in their Fund Investments trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase a Fund’s profits or losses as compared to its net assets. The Fund Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Fund Managers’ margin and the Fund Investments decline in value, or should brokers from which the Fund Managers have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund Managers could be subject to a “margin call,” pursuant to which the Fund Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund Managers, the Fund Managers might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Short Selling

The Fund Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Fund Investments may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund Investments have the right to obtain). When the Adviser enters into a short sale against the box, it will set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Fund Investments will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

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OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Adviser and Fund Managers

The Adviser will invest assets of the Fund through the Fund Managers, and the Adviser has the sole authority and responsibility for the selection of the Fund Managers. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund, and upon the ability of the Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of either Fund or the Fund Investments, and will not have an opportunity to evaluate the specific investments made by the Fund Investments or the Fund Managers, or the terms of any such investments.

Compensation Arrangements with The Fund Managers

Fund Managers may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of a Fund Investment’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Fund Managers or the Fund Investments could occur. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Fund to pursue its investment strategy and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on a Fund’s portfolio.

Control Positions

Fund Investments and Fund Managers may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject the Fund Investments and Fund Managers to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Fund Investments or Fund Managers, the Fund Investments likely would suffer losses on their investments. Additionally, should the Fund Investments or Fund Managers obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Fund Investments to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Fund Investments to significant liabilities.

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Effect of Investor Withdrawals on an Adviser’s Ability to Influence Corporate Change

From time to time the Fund Investments may acquire enough of a company’s shares or other equity to enable its Fund Managers, either alone or together with the members of any group with which the Fund Managers are acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value. If the investors of such Fund Investments request withdrawals representing a substantial portion of the Fund Investments’ assets during any period when the Fund Managers (or members of any such group) are seeking to influence any such corporate changes, the Fund Managers may be compelled to sell some or all of the Fund Investments’ holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests. This may adversely impact, or even eliminate, the Fund Managers’ (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the Fund Investments and subsequently, the Fund.

Reliance on Key Personnel of the Adviser

The Fund’s abilities to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more of the key individuals leaves the Adviser, the Adviser may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving their investment objective.

Dilution

If the Fund Manager limit the amount of capital that may be contributed to the Fund Investments by the Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such Fund Investments.

Indirect Investment in Fund Investments

Any transaction by which the Fund indirectly gains exposure to the Fund Investments by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Fund’s investment in the Fund Investments. There can be no assurance that the Fund’s indirect investment in the Fund Investments will have the same or similar results as a direct investment in the Fund Investments, and the Fund’s value may decrease as a result of such indirect investment.

Counterparty Insolvency

The Fund’s and the Fund Investments’ assets may be held in one or more funds maintained for the Fund or the Fund Investments by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Fund Investments and the Fund. If one or more of the Fund Investments’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Fund Investments’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

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In addition, the Fund Investments may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund Investments’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund Investments and their assets and the Fund. The insolvency of any counterparty would result in a loss to the Fund, which could be material.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for a Fund Investment to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for the Fund Investments to close out positions.

Enforceability of Claims Against Fund Investments

The Fund has no assurances that they will be able to: (1) effect service of process within the U.S. on foreign Fund Investments; (2) enforce judgments obtained in U.S. courts against foreign Fund Investments based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against a Fund Investment or other person based upon the U.S. federal securities laws. It is unclear whether Shareholders would ever be able to bring claims directly against the Fund Investments, domestic or foreign, or whether all such claims must be brought by the Board of Trustees on behalf of Shareholders.

Cybersecurity Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyberattacks. Cybersecurity breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of investor transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private investor information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

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BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board of Trustees of the Fund (the “Board”), subject to the laws of the State of Delaware and the Fund’s agreement and declaration of trust (“Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The trustees of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving on the Board.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustee. A Trustees’ ability to perform his or her duties effectively may have been attained through the Trustees’ business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustees’ principal occupations during the past five years are included in the tables below. See “Board of Trustees and Officers—Independent Trustees” and “Board of Trustees and Officers—Interested Trustees and Officers.”

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INDEPENDENT TRUSTEES

[To be updated]

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS** HELD BY TRUSTEE

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

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INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

[Bios]

David B. Perkins. Mr. Perkins has been a Director since inception. Mr. Perkins is a Co-Founder of Hatteras Investment Partners and its affiliated entities in September 2003 and has served as its Chief Executive Officer since inception. Mr. Perkins has over 30 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Thomas Mann. Mr. Mann has been a Director since March 2013 and previously served as an Advisory Board Member since November 2012. He has over 46 years of asset management and banking experience and is currently a private investor. He is a former managing director of an investment bank.

Steve E. Moss. Mr. Moss has been a Director since inception. He has over 32 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm and a manager of a real estate investment partnership.

Gregory S. Sellers. Mr. Sellers has been a Director since inception. He has over 30 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance. He is currently a partner and the chief financial officer and chief operating officer of a sales and marketing firm in the senior living housing industry.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of [number of] members, [ ] of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. [As described below, the Board has established an audit committee (the “Audit Committee”), a nominating committee (the “Nominating Committee”), and a valuation committee (the “Valuation Committee”), and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.]

The Board has appointed [ ] to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian and distributor. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of [each of the Fund’s Independent Trustees]. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of [each of the Fund’s Independent Trustees]. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last year.

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Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of [each of the Fund’s Trustees]. As the Fund is recently organized, the Valuation Committee did not hold any meetings during the last year.

Trustee Ownership of Securities

The Fund has not yet commenced operations, therefore none of the Trustees own shares of the Fund.

Independent Trustee Ownership of Securities of the Adviser

The Fund has not yet commenced operations. Therefore, none of the Independent Trustees (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Trustee Compensation [to be confirmed/updated]

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $30,000 per year, plus $5,000 per year for serving on Audit Committee, $2,500 per year for serving on the Valuation Committee and $1,500 per quarter for Board meetings, Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

The following table sets forth certain information regarding the compensation of the Funds’ Trustees.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Funds and Fund Complex Paid to Trustees(2)

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.
(2)	The total estimated compensation to be paid from the Fund and Fund Complex for a full calendar year.

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CODES OF ETHICS

The Fund, Adviser, and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Adviser, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT ADVISER AND OTHER SERVICES

The Adviser

Tailwind Investment Partners, LP, located at 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615, serves as the Adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy, including direct investments. The Adviser, first established in 2003, is a limited liability company that provides alternative asset management services to institutional investors. The Adviser manages capital in the alternative investments through separate accounts and direct investment funds. The Adviser is an investment adviser registered with the SEC under the Advisers Act.

The Investment Advisory Agreement will become effective upon the Initial Closing Date, and will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING” in the Prospectus. The Investment Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

[The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance bad faith, reckless disregard or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Advisory Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).]

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The Fund will pay the Adviser the Investment Advisory Fee in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Advisory Agreement, the Fund will pay the Adviser a monthly Investment Advisory Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all unfunded capital commitments made by the Fund that have not yet been called for investments. The Investment Advisory Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Investment Advisory Fee will be computed as of the last day of each month and will be due and payable in arrears within twenty-five business days after the end of each month.

The Investment Advisory Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The basis for the Investment Advisory Fee could be larger than the Fund’s net asset value due to unfunded commitments to invest in Fund Investments. The Investment Advisory Fee cannot exceed 1.75% as a percentage of the Fund’s net asset value. The actual amount of unfunded commitments will be disclosed in the Fund’s published financial statements.

A portion of the Investment Advisory Fee may be paid to brokers or dealers that assist in the placement of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, at the end of each calendar quarter the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. Net profits means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income, gains or losses and expenses (including offering and organizational expenses).

The Fund will maintain the Loss Recovery Account, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

[The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Advisory Fee, and the Incentive Fee) do not exceed [1.20]%, [2.20]%, and [1.60]% of the average daily net assets of Class D Shares, Class R Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.]

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The personnel of the Adviser who currently has primary responsibility for management of the Fund (the “Portfolio Manager”) are the members of the Tailwind Investment Committee. The Tailwind Investment Committee is composed of:

David B. Perkins, CAIA | Chief Executive Officer, Co-Founder

David is the Chief Executive Officer of Tailwind Investment Partners. As CEO, he sets the overall strategy and culture of the Firm. He is focused on strengthening the relationship between the Advisor and Investor through performance-focused private investment solutions. David has more than three decades of investment management experience and a proven history of building, operating and leading innovation-focused firms.

Prior to Co-Founding Tailwind, in 1997, David Co-Founded CAPTRUST, one the largest Registered Investment Advisor firms in America with $620 Billion Assets Under Advisement. Prior to CAPTRUST, in 1990, David and Fielding Miller, partnered together to take the innovative fee-based advisory approach to the market at Interstate Johnson Lane. This Partnership later evolved into CAPTRUST. David received his Bachelor of Arts degree from the University of North Carolina at Charlotte and earned his designation as a Chartered Alternatives Investment Analyst (CAIA)® in 2004.

Thomas P. Riegert, CFA | Chief Investment Officer

Thomas Riegert is the Chief Investment Officer for Tailwind Investment Partners. In this role, Tom oversees and provides strategic direction for Tailwind' investment team. Tom’s responsibilities include investment due diligence, asset allocation, portfolio construction, and risk management.

Prior to joining Tailwind, Tom was an Investment Manager in Wealth Management at Wells Fargo in Charlotte, NC. Previously, Tom held positions at Evergreen Investments including Associate Portfolio Manager and Quantitative Research Analyst. Tom received a Bachelor of Business Administration degree from Ohio University. Tom also holds the Chartered Financial Analyst® designation.

Bryan Lloyd, FRM | Senior Vice President of Risk Management

Bryan Lloyd is the dedicated risk manager for Tailwind Investment Partners. As Senior Vice President of Risk Management, Bryan’s primary responsibilities include the identification, analysis and mitigation of key portfolio risks to help the Funds improve performance through efficient allocation of Fund assets. Focused on two metrics: probability of losing capital and the uncertainty of returns.

Bryan also supports of the portfolio management team, quantitative research and reporting, and manager due diligence. Prior to joining Tailwind Investment Partners, Bryan participated in NSF-Funded Mathematics Research in the area of Partial Differential Equations at the University of North Carolina. Bryan graduated from the University of North Carolina at Chapel Hill with Honors in Mathematics and a Bachelor of Science degree in Mathematics. Bryan has also earned his designation as a Financial Risk Manager (FRM)® designation.

Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts

(1) As of [ ]

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the Tailwind Investment Committee of which the above noted individual is a member. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Manager may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

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Compensation of the Portfolio Managers

A competitive base salary and a performance-based bonus structure are in place for all team members. All members of the Investment Committee are direct equity owners in the Tailwind Investment Partners, LP. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

Portfolio Manager Ownership of Securities in the Fund

The Fund has not yet commenced operations, therefore the Portfolio Manager does not own Shares of the Fund.

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PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Fund

The Adviser will generally select brokers and dealers to effect transactions on behalf of the Fund in substantially the following manner.

In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. As described below, the Adviser may place orders with brokers that provide research services. Such transactions shall comply with the safe harbor (the “Safe Harbor”) under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect to the receipt of such services.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders with brokers that provide the Fund and the Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

In most instances, the Fund will purchase interests in a Fund Investment directly from the Fund Investment, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Fund Investments by the Fund) may be subject to expenses. Given the Private Investment focus is a majority of the Fund, significant brokerage commissions are not anticipated to be paid by such funds.

Fund Investments

The Fund Investments incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Fund Investments. In view of the fact that the investment program of certain of the Fund Investments may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of Fund Investments may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Fund Managers may not be transparent to the Adviser. Each Fund Manager is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Fund Managers. The Adviser expects that each Fund Manager will generally select broker-dealers to effect transactions on the Fund Investment’s behalf substantially in the manner set forth below.

In selecting brokers and dealers to execute transactions on behalf of a Fund Investment, the Adviser expects each Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Fund Manager generally will seek reasonably competitive commission rates, a Fund Manager may not necessarily pay the lowest commission available on each transaction. The Fund Managers may typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Fund Managers with respect to Fund Investments may vary and will be governed by each Fund Investment’s organizational documents.

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Consistent with the principle of seeking best price and execution, a Fund Manager may place orders for a Fund Investment with brokers that provide the Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Fund Managers or their affiliates in providing services to clients other than the investments they manage. In addition, not all of the supplemental information is necessarily used by a Fund Manager in connection with the Fund Investments or Separately Managed Account it manages. Conversely, the information provided to a Fund Manager by brokers and dealers through which other clients of the Fund Manager or its affiliates effect securities transactions may be useful to the Fund Investments.

No guarantee or assurance can be made that a Fund Investment’s brokerage transaction practices will be transparent or that the Fund Investment will establish, adhere to, or comply with its stated practices. However, as the Fund Investments may not be investment companies registered under the 1940 Act, they may select brokers on a basis other than as outlined above and may receive benefits other than research or that benefit the Fund Manager or its affiliates rather than the Fund Investment. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Funds Investments.

Fund Investments may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[ ], located at [ ], has been selected as independent registered public accountants for the Fund and in such capacity will audit the Fund’s annual financial statements.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund.

CUSTODIAN

UMB Bank, N.A., which has its principal office at 1010 Grand Blvd, Kansas City, MO 64106 (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.

Calculation of net asset value

The Fund will calculate the net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of each class of shares will be calculated separately based on the fees and expenses applicable to such class. It is expected that the net asset values of Class D, Class R and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

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PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in Funds Investments, and securities of the Fund Investments, which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by Fund Managers (commonly referred to as “hedge funds,” “private equity funds” or “private funds”). Investments in Fund Investments do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Fund may receive notices from such Fund Investments seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Fund Investment’s limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Fund Investments (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. If an analyst, trader or partner of the Adviser believe that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Fund, the proxy will be referred to the Fund’s Chief Compliance Officer for a determination of how such proxy should be voted.

The Adviser will generally vote to support management recommendations relating to routine matters such as the election of trustees (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of trustees and compensation of outside directors. The Adviser will generally vote in favor of management or shareholder proposals that the Adviser believe will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Adviser’s stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Fund’s Chief Compliance Officer for a determination of how such proxy should be voted.

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In exercising its voting discretion, the Adviser and their employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser (or an affiliate of the Adviser), any issuer of a security for which the Adviser (or an affiliate of the Adviser) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Adviser (or an affiliate of the Adviser) has an existing material contract or business relationship not entered into in the ordinary course of business (the Adviser and such other persons having an interest in the matter being called “Interested Persons”), the Adviser will make written disclosure of the conflict to the Independent Trustees of the Fund indicating how the Adviser propose to vote on the matter and the reasons for doing so. If the Adviser does not receive timely written instructions as to voting or non-voting on the matter from the Fund’s Independent Trustees, the Adviser may take any of the following actions which they deem to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Trustees if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The voting rights of members of the Fund are substantially similar to those of the Shareholders of the Fund. Whenever the Fund is requested to vote on matters pertaining to the Fund, the Fund will seek voting instructions from its Shareholders and will vote the Fund’s interest for or against such matters proportionately to the instructions to vote for or against such matters received from its Shareholders. In the event that the Fund does not receive voting instructions from its Shareholders, the portion of the Fund’s interest allocable to such Shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Fund is required to file Form N-PX, with their complete proxy voting record for the twelve months ended [ ], no later than [ ] of each year. The Fund’s Form N-PX filing are available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund has not yet commenced operations, therefore no Shares of the Fund are currently owned.

FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements as of [ ] have been audited by [ ].

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ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

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APPENDIX A

Industry Classifications

A)  BASIC MATERIALS

1) Chemicals

2) Forest Products & Paper

3) Iron/Steel

4) Mining

B)  COMMUNICATIONS

5) Advertising

6) Internet

7) Media

8) Telecommunications

C)  CONSUMER, (CYCLICAL)

9) Airlines

10) Apparel

11) Auto Manufacturers

12) Auto Parts & Equipment

13) Distribution/Wholesale

14) Entertainment

15) Food Service

16) Home Builders

17) Home Furnishings

18) Housewares

19) Leisure Time

20) Lodging

21) Office Furnishings

22) Retail

23) Storage/Warehousing

24) Textiles

25) Toys/Games/Hobbies

D)  CONSUMER, (NON-CYCLICAL)

26) Agriculture

27) Beverages

28) Biotechnology

29) Commercial Services

30) Cosmetics/Personal Carte

31) Food

32) Healthcare-Products

33) Healthcare-Services

34) Household Products/Wares

35) Pharmaceuticals

E)  DIVERSIFIED

36) Holding Companies-Divers

F)  ENERGY

37) Coal

38) Energy-alternate Sources

39) Oil & Gas

40) Oil & Gas Services

41) Pipelines

G)   FINANCIAL

42) Banks

43) Closed-end Funds

44) Country Funds-Closed-end

45) Diversified Financial Service

46) Insurance

47) Investment Companies

48) REITS

49) Real Estate

50) Savings & Loans

51) Venture Capital

H)   INDUSTRIAL

52) Aerospace/Defense

53) Building Materials

54) Electrical Company & Equipment

55) Electronics

56) Engineering & construction

57) Environmental Control

58) Hand/Machine Tools

59) Machinery - Construction & mining

60) Machinery - Diversified

61) Metal Fabricates/Hardware

62) Miscellaneous Manufacture

63) Packaging & Containers

64) Shipbuilding

65) Transportation

66) Trucking & Leasing

I)   TECHNOLOGY

67) Computers

68) Office/Business Equipment

69) Semiconductors

70) Software

J)   UTILITIES

71) Electric

72) Gas

73) Water

APPENDIX B

[Financial Statements]

B-1

PART C:

OTHER INFORMATION

Tailwind Endowment Alternatives Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1)	Form of Agreement and Declaration of Trust is filed herewith.

(a)(2)	Certificate of Trust is filed herewith.

(b)	To be filed by amendment.

(c)	Not applicable.

(d)	To be filed by amendment.

(e)	To be filed by amendment.

(f)	Not applicable.

(g)(1)	Form of Investment Management Agreement to be filed by amendment.

(h)(1)	Form of Distribution Services Agreement to be filed by amendment.

(i)	Not applicable.

(j)	Form of Custody Agreement to be filed by amendment.

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

(k)(2)	Form of Expense Limitation and Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP to be filed by amendment.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Tailwind Investment Partners, LP. to be filed by amendment.

(s)	Calculation of Registration Fee under the Securities Act of 1933.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates*:

Registration fees	$[ ]
Legal fees	$[ ]
Printing fees	$[ ]
Blue Sky fees	$[ ]
Transfer Agent Fees	$[ ]
Total	$[ ]

*	To be completed by pre-effective amendment.

Item 28. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	0

*	As of [ ].

Item 30. Indemnification

To be completed in a pre-effective amendment.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Tailwind Investment Partners, LP (the “Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its [Form ADV as filed with the Securities and Exchange Commission (File No. [  ]), and is incorporated herein by reference].

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the Adviser and/or the Registrant’s counsel. The address of each is as follows:

1.	Tailwind Investment Partners, LP

8510 Colonnade Center Drive, Suite 150

Raleigh, North Carolina 27615

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. The Registrant hereby undertakes:

(a)	to file during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)       that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.       The Registrant undertakes that:

(a)      For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and;

(b)      For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.       Not applicable.

6.       Not applicable.

7.       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, in the State of North Carolina on the 16th day of May, 2022.

Tailwind Endowment Alternatives Fund

By:	/s/ David B. Perkins
Name: David B. Perkins
Title: Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ David B. Perkins
David B. Perkins, Initial Trustee

May 16, 2022

Exhibit Index

(a)(1)	Form of Agreement and Declaration of Trust
(a)(2)	Certificate of Trust
(s)	Calculation of Registration Fee under the Securities Act of 1933